                                                          NEUBERGER BERMAN





     Neuberger Berman
     Equity Assets-Registered Trademark-
     -----------------------------------------------
            ANNUAL REPORT
            AUGUST 31, 2000
     Focus Assets
     Genesis Assets
     Guardian Assets
     Manhattan Assets
     Millennium Assets
     Partners Assets
     Socially Responsive Assets

TABLE OF CONTENTS

    THE FUNDS

    CHAIRMAN'S LETTER                              A-4

    PORTFOLIO COMMENTARY
Focus Assets                                       A-5
Genesis Assets                                     A-8
Guardian Assets                                   A-11
Manhattan Assets                                  A-14
Millennium Assets                                 A-17
Partners Assets                                   A-20
Socially Responsive Assets                        A-23

    GROWTH OF A DOLLAR CHARTS
      COMPARISON OF A $10,000 INVESTMENT
Focus Assets                                      A-27
Genesis Assets                                    A-29
Guardian Assets                                   A-30
Manhattan Assets                                  A-31
Millennium Assets                                 A-32
Partners Assets                                   A-34
Socially Responsive Assets                        A-35

    FINANCIAL STATEMENTS                           B-2

    FINANCIAL HIGHLIGHTS
      PER SHARE DATA
Focus Assets                                      B-14
Genesis Assets                                    B-15
Guardian Assets                                   B-16
Manhattan Assets                                  B-17
Millennium Assets                                 B-18
Partners Assets                                   B-19
Socially Responsive Assets                        B-20

    REPORT OF INDEPENDENT
    ACCOUNTANTS/AUDITORS                          B-23

    THE PORTFOLIOS

    SCHEDULE OF INVESTMENTS
      TOP TEN EQUITY HOLDINGS
Focus Portfolio                                    C-1
Genesis Portfolio                                  C-3
Guardian Portfolio                                 C-7
Manhattan Portfolio                               C-10
Millennium Portfolio                              C-13
Partners Portfolio                                C-16
Socially Responsive Portfolio                     C-19

    FINANCIAL STATEMENTS                          C-24

    FINANCIAL HIGHLIGHTS
Focus Portfolio                                   C-39
Genesis Portfolio                                 C-40
Guardian Portfolio                                C-41
Manhattan Portfolio                               C-42
Millennium Portfolio                              C-43
Partners Portfolio                                C-44
Socially Responsive Portfolio                     C-45

    REPORT OF INDEPENDENT
    ACCOUNTANTS/AUDITORS                          C-47

    OTHER INFORMATION
Directory/Officers and Trustees                    D-1

The "Neuberger Berman" name and logo are service marks of Neuberger
Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this report are either service marks or registered trademarks of Neuberger Berman Management Inc.-C- 2000 Neuberger Berman Management Inc.

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CHAIRMAN'S LETTER                                               October 20, 2000

Dear Fellow Shareholder,
  In recent years many growth stocks have excelled while value stocks have languished. Some market observers declared value investing dead. We disagreed, praising the long-term benefits of style diversification.
  As measured by the growth and value stock benchmarks, growth stock investing continued to be the most productive style in our fiscal year 2000. But, value stocks came back to life, and Neuberger Berman value-oriented funds, most notably Focus, Genesis, Guardian and Partners, delivered attractive returns. Going forward, we can't predict which investment style will provide the most generous short- to intermediate-term returns. Over the longer term, however, we believe style diversification will work to shareholders' advantage.
  We have witnessed a similar pattern in the relative performance of stocks in different capitalization sectors. In recent years, large-cap stocks materially outperformed small and mid-cap stocks.(1) In fiscal 2000, small- and mid-cap stocks generally excelled. Our small- and mid-cap funds, most notably Genesis, Millennium and Manhattan, were excellent performers. We don't know which market capitalization sectors will be the best relative performers in the year ahead, but again, we believe diversification is advantageous over the long haul.
  Diversification and patience -- the twin foundations of a prudent long-term investment strategy -- paid off handsomely in fiscal 2000. We believe they will continue to benefit shareholders in the years ahead.
  In closing, it is with great sadness that we report the recent passing of John
T. Patterson, Jr. John served as a Trustee of our equity funds since 1992. He was widely respected for his intelligence and caring nature, a gracious man whose pleasant vitality was a continuous inspiration. We will miss him deeply.

Sincerely,

/s/ Peter Sundman

Peter Sundman
Chairman of the Board
Neuberger Berman Equity Assets

(1) Mid-cap stocks, as represented by the Russell Midcap Index, returned 28.83% for the fiscal year ending August 31, 2000. Small-cap stocks, as represented by the Russell 2000 Index, returned 27.15%. Large-cap stocks, as represented by the Russell 1000 Index, returned 20.14%. In the previous three fiscal years ending August 31, the Russell 1000 had outperformed both the Russell Midcap Index and the Russell 2000 Index.

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PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Focus Assets
  For the six and twelve month periods concluding August 31, 2000, the Focus Assets gained 31.02% and 58.68% respectively, versus an 11.72% and a 16.31% increase in the S&P 500 and a 14.31% and a 4.15% rise in the Russell 1000 Value index. These results placed the fund in the top 2% of all Lipper Multi-Cap Value funds for the year.* It was a good year.
  Whether or not such relative performance can be sustained is anyone's guess, but we can state unequivocally that the investment approach used to manage the portfolio will not be altered.
  The Focus Portfolio is a value fund. We are valuation driven, and the first question we ask regarding any potential investments is "what is the price-earnings ratio?" We are not content, however, to buy only those stocks which are just statistically cheap. We are trying to build a portfolio of stocks that sell at a discount to the market but whose earnings per share growth will prove to be superior to that of the overall market. The aim is to have a fund that is valued like a value fund but has earnings dynamics of a growth fund.
  One of the common sense assumptions we make is that value is unlikely to be evenly distributed throughout the market at any given time. In our opinion, when value managers attempt to construct a portfolio that does not differ materially from the S&P 500, they necessarily face some unappealing investment choices. If an industry sector is currently favored by the market, the best stocks in that sector will likely be highly priced, and buying them will cause the manager to violate his or her value discipline. Yet, if the manager maintains his or her discipline by looking for "cheap" stocks in that sector, it may mean buying a third or fourth rate company. We find each of these choices unacceptable.
  That's why we do not seek to have investments in all areas of the market at all times. We never invest in a company just to diversify the portfolio. There is but one reason, and one reason only, that the Portfolio buys a stock: we think it will prove to be a good investment.

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          Focus Assets (Cont'd)

  Looking for stocks with attractive valuations usually takes us to areas which are out of popular favor. It has been our experience that when an industry or sector goes out of favor, the disfavor affects all companies in that area to more or less the same degree. Thus, it is possible to buy even the best companies in such industries while maintaining a value discipline. While it is a subjective judgement, we believe that using this approach results in the Focus Portfolio having a higher percentage of its assets in industry leaders than most other value funds do.
  For example, when the Federal Reserve started to raise interest rates last year, many investors' knee-jerk reaction was to sell financial stocks due to the perception that rising rates would hurt earnings. While this perception has little in the way of empirical evidence to support it, it is widely held, and the downward movement in financial stocks was both widespread and indiscriminate. We emerged from this period with substantial positions in Citigroup, which we consider the leading financial services company; Morgan Stanley Dean Witter, the leading brokerage firm; Chase Manhattan, the leading money center bank; as well as Capital One and Providian, which have been the two fastest growing credit card companies. All of these stocks were purchased at substantial P/E discounts to the S&P 500.
  While our belief that the Portfolio's investments are of higher quality than those of the average value fund is a subjective one, the numbers show that the Portfolio's earnings are expected to grow much faster than the typical value fund. On August 31, 2000 the P/E ratio of the Focus Portfolio was 16.0 times next year's earnings as opposed to 15.6 times for the Russell 1000 Value Index, yet the long term expected growth rate in earnings of the Fund was 20.0% as opposed to 13.2% for the Russell 1000 Value. In other words, with a forward P/E ratio only 3% higher than the Russell 1000 Value, the Portfolio has an expected growth rate in earnings that is over 50% higher.
  Similarly, the forward P/E ratio of the S&P 500 on August 31st was 23.1, 44% higher than that of the Focus Fund. At the same time, the S&P 500's expected earnings growth rate (18.9%) was some 6% lower

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          Focus Assets (Cont'd)
than that of Focus. We find these metrics compelling, and a portfolio like this doesn't result from mindless diversification. In our opinion, there is only one way to do it: Focus.

Sincerely,

/s/ Kent Simons

Kent Simons
PORTFOLIO MANAGER

*For index definitions, refer to page A-26, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed. Percentage rankings for Multi-Cap Value funds provided by Lipper Inc. These funds are defined by Lipper as those value funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Lipper Multi-Cap Value funds percentage ratings are calculated from the funds' one-, and three-year average annual returns, net of expenses, for the year ending August 31, 2000 and were compared to 476 and 334 funds respectively. Neuberger Berman Focus Assets began operations on September 4, 1996. Certain expenses were reimbursed to the fund during the period shown, and had a material effect on returns. Absent such arrangement, the average annual returns of the fund would have been less.

 The composition, industries and holdings of the Portfolio are subject to change. No single holdings of Focus Portfolio make up more than a small fraction of the Portfolio's total assets.

 While the value-oriented approach is intended to limit risks, the Portfolio -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

 Past performance is no guarantee of future results. Share prices will vary and your shares, when redeemed, may be worth more or less than the price you paid for them.

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PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Genesis Assets
  For the six and twelve month periods concluding August 31, 2000, Genesis Assets gained 17.59% and 25.42% respectively, compared to the Russell 2000's drop of 6.38% and gain of 27.15% over the same time periods (see page A-29 for comparison of a $10,000 investment and average annual total returns as of August 31, 2000).*
  Small-cap value stocks delivered solid returns in fiscal 2000. The Spring 2000 collapse of red-hot small-cap growth stocks with "more sizzle than substance" (particularly in the Internet sector) appeared to give investors a renewed appreciation of the fundamental merits of small-cap value stocks. Even after this year's good performance, we believe small-cap value stocks remain attractively valued. We think earnings prospects look good and valuations are still modest compared to other equity asset classes. Value has continued to be brought to fruition by corporate acquirers targeting bargains in the small-cap value sector. Importantly, the outflow of capital from small-cap value mutual funds appears to be abating, or perhaps even turning positive. This may provide additional momentum for small-cap value stocks going forward.
  Our technology stock investments made the greatest performance contribution in fiscal 2000. As a result of our value discipline, we were materially under-weighted, relative to our benchmark, in technology stocks throughout the year. However, our holdings produced returns exceeding 70%, which is why the technology sector was such a positive contributor. Some of our biggest winners were somewhat mundane technology companies with small divisions in more glamorous tech niches. For example, Methode Electronics, which is primarily an auto electronics systems company, soared when it began talking about spinning off its much smaller, but more exciting bandwidth enhancing optical electronic components division. We exited our Methode position with a big gain. Over the course of fiscal 2000, we booked profits in tech holdings that moved out of our value range. We redirected some of our profits to technology stock opportunities that seemed to us more

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          Genesis Assets (Cont'd)
reasonably priced and took some money off the tech table to deploy in other sectors. We will continue to invest in technology stocks on our own value terms.
  Our energy investments also produced excellent gains. We were materially over-weighted in this sector, with a bias toward oil services companies and drillers, the leading performers in the energy group. We have taken some profits, but are still committed to the energy sector. Inventories remain tight and capacity is constrained. We believe the fundamental prospects for our energy investments remain attractive, even if oil prices decline modestly from their current highs.
  The portfolio also benefited from the takeover of two portfolio holdings, Cordant Technology and Central Newspapers. The former soared after the deal announcement and the latter doubled after putting itself up for sale. We expect more of the bargains in the portfolio to attract corporate suitors in the years ahead.
  Although our capital goods holdings posted a modest gain for the year -- every sector represented in the portfolio finished in positive performance territory -- we had some major disappointments in this sector. Five of the stocks on our Worst 10 Performance List, AAR Corp, Wallace Computer Services, Kaydon Corp., Aviall Inc., and Dionex Corp., are in the capital goods category. Each declined as a result of company specific earnings problems. Our inclination is to be patient with these investments that we believe can get back on the earnings track.
  Returns from our financial services investments were not as lofty as the gains in our technology and energy holdings, but we believe we have identified some excellent bargains. Let us give you an example. Mutual Risk provides administrative and claims handling services to companies that insure themselves. Mutual Risk's revenue and earnings growth has been tempered by declining prices for property and casualty and workman's compensation insurance. Cutthroat competition in the insurance industry has abated, however, and insurance rates are now on the rise. This should materially increase the number of companies

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          Genesis Assets (Cont'd)
choosing the self-insurance option, and therefore, the demand for Mutual Risk's services. We see Mutual Risk's earnings beginning to accelerate in the next two or three quarters and believe the company can grow earnings at 20% or better annually over the next several years. At the close of this reporting period, Mutual Risk stock was trading at 14 times our 2001 earnings estimate. Of course, Mutual Risk may not live up to our earnings and stock appreciation expectations and should not be considered a recommendation. However, we think the stock is an excellent addition to the Genesis Portfolio.
  In closing, we are delighted by the rebound in the small-cap value sector and pleased that the Fund performed as it did. Looking ahead, we believe we will continue to enjoy a fertile environment for our value-oriented discipline.

Sincerely,

/s/ Judith Vale      /s/ Robert D-Alelio

Judith Vale and Robert D'Alelio
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-26, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Genesis Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus.

 Past performance is no guarantee of future results. Share prices will vary and your shares when redeemed, may be worth more or less than the price you paid for them.

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GUARDIAN ASSETS
Neuberger Berman
----------------------------------------------------------------------
          Guardian Assets

  For the six and twelve month periods concluding August 31, 2000, the Guardian Assets returned 19.63% and 16.04% respectively, versus the Russell 1000 Value Index's 14.31% and 4.15% gains over the same time periods. The S&P 500 advanced 11.72% and 16.31% over the corresponding six and twelve month periods (see page A-30 for comparison of $10,000 investment and average annual total returns as of August 31, 2000).*
  We are pleased with the Fund's excellent returns in fiscal 2000, and gratified by its continued solid progress toward achieving our objective of superior long-term performance.
  In the first half of fiscal 2000, technology stocks were the only game in town. Over the last six months, we enjoyed a much broader market, with the stocks of companies in many other industry groups performing well. Our technology stock investments (on average about 16% of portfolio assets during the year) performed exceptionally well, with collective returns exceeding 65%. We will continue to invest in technology stocks with a very sharp eye on valuations and a focus on companies that we believe are improving their competitive position.
  Seven of the other ten sectors represented in the portfolio also posted positive results. Strong returns from our capital goods, consumer staples, energy, financial services, and health care holdings demonstrated investors' renewed appreciation of high quality, reasonably valued companies in less glamorous industries -- the kind of stocks that are staples of the Guardian Portfolio. Aided by declining market interest rates, good earnings and continued consolidation in the industry, our financial services holdings finished the year with solid gains. Our health care holdings also got much healthier during the year as investors re-appraised quality companies in this previously out-of-favor sector. Rising oil prices propelled our energy holdings. Finally, five portfolio companies (Champion, Union Pacific, Nabisco, Warner Lambert, and Associated First Capital) were hit by takeover lightning -- receiving

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          Guardian Assets (Cont'd)
bids well above our average purchase prices. We believe ongoing merger and acquisition activity may continue to bring values to fruition in out-of-favor industries, providing a tailwind for the portfolio.
  Our communications services investments were a drag on performance. We were well aware the tidal wave of capital being used to build advanced communications networks would create temporary over-capacity and cutthroat competition. However, we wanted to maintain some exposure in a sector that benefits from the continued proliferation of digital communications services. We adopted a defensive posture -- owning established companies like Verizon Communications (formerly Bell Atlantic), Worldcom, and AT&T, which we viewed as the most reasonably-valued participants. This strategy struggled as prices for telecom services fell faster and farther than we anticipated.
  Our consumer cyclicals investments also restrained portfolio performance. As the Federal Reserve increased short-term interest rates to slow the economy, investors began anticipating earnings problems for consumer cyclicals, such as retailers and auto manufacturers. To date, earnings have held up relatively well, and if interest rates stabilize at current levels, future earnings may come in better than expected. Our current inclination is to be patient with our consumer cyclicals holdings, one of which we will highlight in this report. Be advised this should not be viewed as a recommendation, but rather an example of our investment discipline.
  Costco is a leading discount retailer, which until the last several quarters had an unblemished growth record. The company's rapid expansion finally resulted in growing pains and an earnings shortfall, which took the stock from a high of $60 per share to the mid-$20s. We began buying in the low- to mid-$30s. We believe Costco has a valid business model, plenty of room for growth, and the ability to manage this growth more successfully in the years ahead. We expect long-term annual earnings growth approximating 15%. Costco stock has rebounded from its low, but we think it still represents good value.

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          Guardian Assets (Cont'd)

  It's been a rewarding year for Guardian Assets shareholders. Although we can never be sure of what the market has in store for us, we believe our value strategy (buying "best in class" companies at below market average valuations) has better long-term potential than momentum investing -- buying stocks simply because they are going up in price. We like to buy "momentum casualties" -- great companies such as Costco, Bristol Myers, GM Hughes, The Gap, and Lexmark -- that we believe are now back to being great values as well. We believe quality merchandise bought at bargain prices will continue to be an effective method for generating superior long-term investment returns.

Sincerely,

/s/ Kevin Risen      /s/ Rick White

Kevin Risen and Rick White
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-26, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Guardian Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Past performance is no guarantee of future results. Share prices will vary, and your shares, when redeemed may be worth more or less than the price you paid for them.

 The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

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PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Manhattan Assets
  For the six and twelve month periods concluding August 31, 2000, the Manhattan Assets declined 1.42% and gained 86.04% respectively, versus the Russell Midcap Growth Index's 0.09% decline and 67.18% gain over the same time period, (see page A-31 for comparison of $10,000 investment and average annual total returns as of August 31, 2000).*
  After five long years of under-performing large-cap stocks, mid-cap stocks excelled in fiscal 2000.(1) Even after this exceptional year, we believe mid-cap stocks remain fundamentally attractive relative to large-caps. Earnings growth rates are materially higher and valuations are still significantly lower. Merger and acquisition activity affirms there is still great value to be found in the mid-cap arena.
  Of course, fundamental merit is no guarantee that mid-cap stocks will continue to outperform. However, mid-caps are attracting more investor attention. Over the last year, we have seen the average capitalizations of large-cap mutual funds declining and the average capitalization of small-cap funds rising. Large-cap fund managers appear to be dipping into the mid-cap well for companies with better earnings growth and more reasonable valuations. Small-cap fund managers may be straying into mid-cap territory for greater liquidity. Regardless of the reasons for increased institutional interest in mid-cap stocks, the positive flow of funds into mid-caps may provide a demand-driven performance tailwind.
  We are delighted to have out-performed the Russell Midcap Growth Index benchmark by a sizable margin for the fiscal one-year period. We believe this further validates our investment thesis that stocks which are growing earnings faster than their competitors and are consistently beating consensus earnings estimates will be superior performers. In calendar second quarter 2000, portfolio earnings grew by 65% compared to consensus earnings growth rate estimates of 48%. Seventy-five percent of our holdings exceeded consensus earnings estimates. We believe if the portfolio sustains its earnings momentum and its high percentage of pleasant earnings surprises, the Fund will continue to deliver superior performance.

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          Manhattan Assets (Cont'd)

  Our technology investments continued to lead the performance parade, with holdings such as Veritas Software, JDS Uniphase, and Network Appliance Inc. more than tripling in fiscal 2000. Our strategy of investing in profitable Internet infrastructure companies, rather than profitless "dot.coms," helped generate impressive absolute returns and resulted in our tech holdings materially exceeding the tech sector's contribution to our Russell Midcap Growth benchmark.
  We employed a similarly fruitful strategy in the healthcare arena, favoring companies supplying productivity enhancing products to end-users. Our best performer was PE Biosystems (PEB), which manufactures gene sequencing equipment for genomic research. PEB sells its equipment to nearly all of the participants in the genomic drug field. In the course of the year, we added genomic drug companies Millennium Pharmaceuticals and Human Genome to the portfolio. We believe these two companies have some potentially profitable genomic drugs (drugs customized to treat individuals with varying genetic makeups) in their pipelines. If other factors line up right, this could translate into positive earnings growth.
  Not all our big winners were in glamorous growth industries such as technology and biotechnology. Calpine, which finished near the top of our performance list, is a utility using state-of-the-art gas turbine technology to generate electricity. It is the low cost producer in the generating business and earnings are accelerating. In second quarter 2000, Calpine's earnings came in 50% above consensus estimates, which over the previous six months had been raised by more than 30%.
  As usual, our primary portfolio disappointments came in the form of companies in a variety of sectors that failed to meet earnings expectations. As is our discipline, these stocks were sold. Communications services holdings such as McCloud and Winstar performed poorly despite meeting fundamental forecasts. The same is true for media investments including Westwood One and Univision. We put these stocks in our "performance in the warehouse" category -- stocks we believe will ultimately be rewarded for superior earnings growth records.

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          Manhattan Assets (Cont'd)

  Manhattan Assets booked relatively large realized capital gains in fiscal 2000. This is primarily the result of selling holdings that performed so well that they moved up into the large-cap category. This includes some of our biggest winners in the technology sector. Our prospectus doesn't mandate the sale of stocks that grow out of their mid-cap clothing. However, an integral part of our investment thesis is that over the long term, mid-cap stocks will outperform large-cap equities. This dictates we preserve the mid-cap character of the Fund. We believe that recycling cash from the sales of our larger cap holdings into smaller companies just graduating into the mid-cap category will enhance long-term returns.
  In closing, we are gratified by the strong showing of mid-cap growth stocks and the Fund's exceptional fiscal 2000 returns. We will be striving to build on Manhattan Assets successful performance record in the year ahead.

Sincerely,

/s/ Jennifer Silver      /s/ Brooke Cobb

Jennifer Silver and Brooke Cobb
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-26, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

(1)Mid-cap stocks, as represented by the Russell Midcap Index, returned 28.83% for the fiscal year ending August 31, 2000. Large-cap stocks, as represented by the Russell 1000 Index, returned 20.14%. In the previous five fiscal years ending August 31, the Russell 1000 had outperformed the Russell Midcap Index.

   The composition, industries and holdings of the Portfolio are subject to change. Manhattan Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

   Past performance is no guarantee of future results.

   The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Millennium Assets

  For the six and twelve month periods concluding August 31, 2000, Millennium Assets declined 13.21% and gained 96.36%, respectively, compared to the Russell 2000 Growth Index's 16.24% decline and 39.08% gain over the same time periods. (See page A-32 for comparison of a $10,000 investment and average annual total returns as of August 31, 2000)*
  We are pleased to have achieved excellent results in fiscal 2000. Technology stocks comprised approximately 50% of portfolio equity market value, and collectively generated returns in excess of 130%. These gains were accompanied by the volatility which is characteristic of the technology sector. More than any other sector group in today's market, technology stocks are subject to dramatic shifts in investor sentiment. This year, we saw panic buying in January and February, which gave way to panic selling in March and April, before a more orderly summer advance that helped our tech investments close the year with strong gains. Over the short-term, technology stock performance will almost surely continue to be erratic, characterized by breathtaking rallies and dizzying declines. However, over the longer term, we believe investing in small technology companies that are capable of translating promise into profits will be rewarding.
  Our communications technology investments performed extremely well this year, with Integrated Device Technologies, Efficient Networks Inc. and Natural Microsystems finishing near the top of our performance list. We believe companies providing semiconductors and optical components for next generation communications systems continue to have exceptional growth and investment potential.
  The Internet category in our technology universe produced some of our major portfolio disappointments. Many "dot.com" stocks went from market darlings to market dogs almost overnight. At issue is whether rapidly growing revenues will ever translate into profits. We believe dot.com companies with good business plans can succeed, and that discerning investors will acknowledge this going forward. In fact, some had a positive impact on the Portfolio's performance. Lifeminders and My Points, for example, are direct marketers specializing in targeted

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----------------------------------------------------------------------
          Millennium Assets (Cont'd)
e-mail programs. Both companies are experiencing rapid revenue growth, and in our opinion, are on the road to future profitability. We believe the same is true for About.com, a portal that seems well positioned in the Internet information niche. Despite the poor performance of these stocks this year, we continue to have faith in their ability to reward shareholders.
  Our energy investments contributed positively to returns this year, with oil services stocks such as Caldive International posting excellent gains. There is some concern that natural gas and oil prices will decline from their highs, restraining energy companies earnings. We believe strong global demand, tight inventories and constrained capacity will sustain energy prices around current levels and that oil services company earnings will advance in the year ahead.
  Our communications services investments, primarily the publicly traded Sprint PCS affiliates, also performed well. In return for building their wireless systems, these companies have the right to market their services under the Sprint PCS name and receive back office support from Sprint PCS as well. We think this is a good deal for all involved.
  Collectively, our health care investments had a negative impact on our Portfolio, well below the contribution of this sector to our Russell 2000 Growth benchmark. Experimental drugs from several of the biotechnology companies in the portfolio stumbled badly in clinical trials, dimming their prospects. Having failed our growth tests as well, they were eliminated from the portfolio.
  What does the small-cap stock market hold in store for the year ahead? The performance of technology stocks will probably continue to have the greatest influence on small-cap stock returns. We believe there are still pockets of extreme overvaluation in the tech sector. For example, several fuel cell companies with little revenues and no earnings have multi-billion dollar market caps. We also see pockets of extreme under-valuation. As mentioned above, virtually every stock with a dot.com label has been severely punished. We believe there are some outstanding growth bargains in this category, however. We are not top-down investors, so we won't venture the blanket statement that

----------------------------------------------------------------------
          Millennium Assets (Cont'd)
technology stocks are now reasonably valued. However, we are still finding plenty of small-cap growth stocks that in our analysis, look like great long-term investment opportunities.
  In closing, we are pleased to have delivered strong gains and materially outperformed our Russell 2000 Growth Index benchmark. We believe this is a testament to our investment strategy of looking for fast growing companies capable of consistently exceeding consensus growth expectations. Volatility, particularly in the technology sector, will continue to present a challenge to small-cap growth stock investors. It will not undermine our resolve or cause us to lose confidence in the long-term potential of small-cap growth stock investing.

Sincerely,

/s/ Michael Malouf      /s/ Jennifer Silver

Michael Malouf and Jennifer Silver
PORTFOLIO CO-MANAGERS

*The start up of Millennium Assets roughly coincided with a period of accelerated growth in the small-cap growth sector of the stock market, and its investment in IPOs had a significant impact on performance. There can be no assurance that these factors will continue to have a positive effect on the fund. And since the fund for much of this period was relatively small in asset size, it may be easier to achieve higher returns than in a larger fund.

 NBMI currently absorbs certain expenses of the fund. This arrangement is subject to change, and without this arrangement, the fund's returns would have been less. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gains distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

 For index definitions, refer to page A-26, titled "Glossary of Indices." The Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Millennium Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Partners Assets
  For the six and twelve month periods concluding August 31, 2000, the Partners Assets returned 11.94% and 7.99% respectively, versus the Russell 1000 Value Index's 14.31% and 4.15% gains over the same time period. The S&P 500 advanced 11.72% and 16.31% over the corresponding six and twelve month periods (see page A-34 for comparison of $10,000 investment and average annual total returns as of August 31, 2000).*
  We are pleased to have nearly doubled the performance of our Russell 1000 Value benchmark in fiscal 2000. We were in some of the right places at the right time: technology, financial services, energy, and healthcare: and stock selection helped us post good gains in poorer performing sectors such as consumer cyclicals, and consumer staples.
  Although our technology stock holdings provided the greatest contribution to performance this year, we are particularly proud of the generous returns achieved by our financial services investments. We significantly under-weighted financial services stocks, relative to our benchmark, when they began retreating in the face of Federal Reserve rate hikes in the first half of fiscal 2000. We gradually increased our exposure to financials as declining market interest rates spawned a big rebound in the second half. Our stock selection was also good, with Bank of New York, Morgan Stanley Dean Witter, and XL Capital Ltd. making our Top Ten Performance List. Although the Portfolio, on average, was materially under-weighted in financial services throughout fiscal 2000, our returns in this sector matched that of our benchmark index.
  Stock selection was the key to our success in energy, where Portfolio gains were more than triple this sector's contribution to the Russell 1000 Value Index. Anadarko Petroleum, which became a much more balanced exploration/production company through its acquisition of Union Pacific Resources, was a big winner, as was offshore driller Transocean Sedco. We think energy prices may have peaked and therefore we currently favor the integrated oils over more richly valued exploration/production companies and drillers.

----------------------------------------------------------------------
          Partners Assets (Cont'd)

  Our basic materials, capital goods, and communications services investments disappointed. We expected basic materials and capital goods company earnings to benefit from global economic expansion. A strong dollar, however, has continued to keep international demand, pricing and margins down, and we have lost confidence in earnings prospects for the foreseeable future. In communications services, we took a defensive approach, favoring established companies such as Verizon Communications (formerly Bell Atlantic), AT&T and Worldcom. Low valuations failed to support these stocks when revenues and earnings suffered from superheated competition and cutthroat pricing in the land line telecom arena. Even though we think these companies still have stores of value -- principally in their wireless communications businesses -- we are re-evaluating our strategy in this area.
  Value investors buy technology stocks when valuations are in line with realistic earnings potential. Such opportunities generally evolve when the tech sector is out-of-favor or when a good technology company stumbles on the earnings front. Lexmark, the low cost producer of laser jet and ink jet computer printers, ran into earnings problems when companies deferred buying new computer systems during the Y2K hysteria. Lexmark stock retreated from a high of 136 to the mid-40's. We began buying it shortly afterward. It has continued to retreat, but become even a better bargain, in our opinion. We believe the revenues and earnings Lexmark lost in fourth quarter 1999 will begin coming on stream in fourth quarter 2000. In the interim Lexmark continues to gain market share. In addition, growth in the Internet should translate into growth in the use of printers and ink cartridges, particularly the higher margin colored ink cartridges. This should help improve Lexmark's margins. We think the company can grow earnings by 30% annually over the next several years, but Lexmark stock is trading at just about 13 times our 2001 earnings estimates. Although there are no guarantees Lexmark will live up to our earnings and capital appreciation expectations, it looks like a great bargain.

----------------------------------------------------------------------
          Partners Assets (Cont'd)

  What can we expect from the stock market in the year ahead? We note that declining market interest rates (bond yields), infer the economy is beginning to slow. No one (including us) can predict the precise impact of a slower economy on earnings. If corporate earnings do disappoint in the year ahead, however, we believe that richly valued growth stocks will suffer more than the fundamental value bargains in our portfolio.

Sincerely,

/s/ Basu Mullick      /s/ Robert Gendelman

S. Basu Mullick and Robert Gendelman
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-26, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Partners Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Past performance is no guarantee of future results. Share prices will vary and your shares, when redeemed may be worth more or less than the price you paid for them.

 The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Socially Responsive Assets

  For the six and twelve month periods concluding August 31, 2000, the Socially Responsive Assets returned 14.77% and 3.35%, respectively, compared to the Russell 1000 Value Index's 14.31% and 4.15% gains over the same time periods. The S&P 500 Index returned 11.72% and 16.31% over the corresponding six and twelve month periods (see page A-35 for comparison of a $10,000 investment and average annual total returns as of August 31, 2000).*
  After a slow start, the Socially Responsive Assets regained momentum in the second half of fiscal 2000. We finished the fiscal year with competitive gains versus our Russell 1000 Value benchmark, although we trailed the growth stock-dominated S&P 500 by a significant margin.
  Our energy investments made the greatest contribution to returns. The Portfolio's energy sector weighting matched that of its Russell 1000 Value Index benchmark, but the Portfolio's returns were exponentially higher. Our bias towards oil services and exploration/production companies, which significantly outperformed the integrated oil companies, was responsible for this big relative return advantage. Anadarko Petroleum, a natural gas exploration and production company with a great environmental management record, was high on our Top Ten Performance List. We still like the energy sector. Inventories are low and capacity is still constrained, which means, in our opinion, that our energy investments can earn good money even if energy prices retreat from their current highs.
  Our financial services holdings also performed well, highlighted by good gains in insurance company holdings such as Hartford Financial and AIG. Property and casualty insurers and re-insurance companies just now seem to be emerging from an extended down cycle characterized by intense, margin-eroding price competition. Competition has been abating and some pricing flexibility has returned to the business. We accumulated these beaten down stocks at very low prices relative to severely depressed earnings. We expect these stocks to continue to march higher, assuming policy pricing continues to firm, earnings recover, and price/earnings multiples expand.

----------------------------------------------------------------------
          Socially Responsive Assets (Cont'd)

  Our utility holdings, most notably Enron and Keyspan Energy, posted exceptional revenue and earnings gains in part due to supplementing their regulated utilities businesses with unregulated operations such as telecommunications and commodities trading. Coupled with pricing improvements in the basic utilities business, a growth dimension has been added to these stocks, which have performed quite well over the last year. Our returns from the health care sector got a big boost when Pfizer acquired Warner Lambert. Looking ahead, we are a bit wary about the pharmaceuticals. Political pressure for some form of price restraints on prescription drugs is mounting. Whether it comes from government or the insurance companies, price restraints would likely crimp pharmaceutical companies' earnings growth.
  Collectively, our technology investments finished the year at a modest gain compared to substantial gains for the tech sector in our benchmark index. What went wrong? Smaller cap tech holdings such as Quantum Corp. were severely punished for reporting disappointing earnings. Larger cap holdings such as Xerox and Unisys suffered the same fate. Substantial losses in these stocks offset good gains in portfolio holdings such as Intel, Hewlett Packard, and Compaq Computer. We have reoriented our technology stock commitments, focusing on what we think are reasonably valued blue chips less prone to unpleasant earnings surprises.
  Our communications services holdings also penalized returns. We had taken what we thought was a defensive posture, focusing on large established companies including AT&T, Worldcom, and Verizon Communications (formerly Bell Atlantic). We believed these companies' size and dominant positions would help them succeed in the increasingly competitive telecommunications market. Instead, newcomers with more modern networks continued to capture share from these "legacy" companies, sending their stock prices materially lower. We are rethinking our communications services sector strategy and may change our focus in the year ahead.
  As the name of our Assets indicates, portfolio companies must be socially responsive in addition to having good investment potential.

----------------------------------------------------------------------
          Socially Responsive Assets (Cont'd)
KeySpan Corporation (formerly Brooklyn Union Gas) certainly qualifies. In addition to its New York Metropolitan Area electric and gas utilities business, KeySpan has some telecommunications properties and investments in fuel cell technology. Fuel cells produce electric power by converting energy from natural gas into electricity without combustion. This is the cleanest, most environmentally friendly method of producing electricity. KeySpan has operated a large fuel cell at a Staten Island hospital, which it believes has eliminated almost 30,000 pounds of air pollution and three million pounds of carbon dioxide from the air. We think KeySpan has reasonably good earnings prospects and a yield approximating 5%. Our comments on KeySpan should not be viewed as a recommendation, but rather an example of the type of stock we want to own: in short, a good corporate citizen with seemingly excellent investment prospects.
  Although the Fund's full fiscal year 2000 results are uninspiring, we are pleased and encouraged by its strong performance in the second half. We are striving to maintain this momentum in the year ahead, while maintaining the socially responsive character of the portfolio.

Sincerely,

/s/ Janet Prindle

Janet Prindle
PORTFOLIO MANAGER

*For index definitions, refer to page A-26, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Socially Responsive Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Past performance is no guarantee of future results. Share prices will vary and your shares, when redeemed, may be worth more or less than their original cost.

 The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

GLOSSARY OF INDICES

S&P 500 INDEX:                           The S&P 500 Index is widely regarded as
                                         the standard for measuring large-cap
                                         U.S. stock markets performance and
                                         includes a representative sample of
                                         leading companies in leading industries.
RUSSELL 1000-REGISTERED TRADEMARK-       Measures the performance of the 1,000
INDEX:                                   largest companies in the
                                         Russell 3000-Registered Trademark-
                                         Index (which measures the performance of
                                         the 3,000 largest U.S. companies based
                                         on total market capitalization). The
                                         Russell 1000 Index represents
                                         approximately 92% of the total market
                                         capitalization of the Russell 3000
                                         Index.
RUSSELL 1000-REGISTERED TRADEMARK-       Measures the performance of those
VALUE INDEX:                             Russell 1000 companies with lower
                                         price-to-book ratios and lower
                                         forecasted growth values.
RUSSELL 1000-REGISTERED TRADEMARK-       Measures the performance of the Russell
GROWTH INDEX:                            1000-Registered Trademark- companies
                                         with higher price-to-book ratios and
                                         higher forecasted growth values.
RUSSELL 2000-REGISTERED TRADEMARK-       An unmanaged index consisting of
INDEX:                                   securities of the 2,000 issuers having
                                         the smallest capitalization in the
                                         Russell 3000-Registered Trademark-
                                         Index, representing approximately 8% of
                                         the Russell 3000 total market
                                         capitalization. The smallest company's
                                         market capitalization is roughly
                                         $178 million.
RUSSELL 2000-REGISTERED TRADEMARK-       Measures the performance of those
GROWTH INDEX:                            Russell 2000-Registered Trademark- Index
                                         companies with higher price-to-book
                                         ratios and higher forecasted growth
                                         values.
RUSSELL 2000-REGISTERED TRADEMARK-       Measures the performance of those
VALUE INDEX:                             Russell 2000-Registered Trademark- Index
                                         companies with lower price-to-book
                                         ratios and lower forecasted growth
                                         values.
EAFE-REGISTERED TRADEMARK- INDEX:        Also known as the Morgan Stanley Capital
                                         International Europe, Australasia, Far
                                         East Index. An unmanaged index of over
                                         1,000 foreign stock prices. The index is
                                         translated into U.S. dollars and
                                         includes reinvestment of all dividends
                                         and capital gain distributions.
RUSSELL MIDCAP-REGISTERED TRADEMARK-     An unmanaged index that measures the
GROWTH INDEX:                            performance of those Russell Midcap-
                                         Trademark- Index (the 800 smallest
                                         companies in the Russell 1000 Index)
                                         companies with higher price-to-book
                                         ratios and higher forecasted growth
                                         values.
RUSSELL MIDCAP-REGISTERED TRADEMARK-     An unmanaged index that measures the
VALUE INDEX:                             performance of those Russell Midcap-
                                         Trademark- Index (the 800 smallest
                                         companies in the Russell 1000 Index)
                                         companies with lower price-to-book
                                         ratios and lower forecasted growth
                                         values.

Please note that indices do not take into account any fees and expenses of the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolios may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Focus Assets

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                                     RUSSELL 1000-REGISTERED TRADEMARK-
                                 FOCUS   S&P 500(2)               VALUE(2)
1 YEAR                          +58.68%     +16.31%                              +4.15%
5 YEAR                          +22.65%     +24.03%                             +18.21%
10 YEAR                         +20.57%     +19.47%                             +17.18%

                             RUSSELL 1000
      FOCUS ASSETS  S&P 500     VALUE
1990       $10,000  $10,000       $10,000
1991       $11,596  $12,685       $12,356
1992       $12,965  $13,689       $13,596
1993       $16,627  $15,766       $17,248
1994       $18,348  $16,627       $17,742
1995       $23,389  $20,189       $21,145
1996       $24,254  $23,968       $24,854
1997       $34,731  $33,705       $34,680
1998       $28,574  $36,435       $36,029
1999       $40,904  $50,939       $46,867
2000       $64,906  $59,248       $48,814

   The performance information for Neuberger Berman Focus Assets is as of August 31, 2000. Neuberger Berman Focus Assets started operating on
September 4, 1996. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger Berman Focus Fund ("Sister Fund"), which is also managed by Neuberger Berman Management Inc. ("Management"). The performance information shown in the above chart for the period before September 4, 1996, is for the Sister Fund. Management has agreed to bear certain operating expenses of Focus Assets which, in the aggregate, exceed 1.50% per annum of Focus Assets' average daily net assets, until December 31, 2010. Absent such arrangement, the average annual total returns of Focus Assets would have been less. The total returns for the periods prior to Focus Assets' commencement of operations would have been lower had they reflected the higher expense ratios of Focus Assets as compared to those of its Sister Fund.
   Prior to November 1, 1991, the investment policies of the Sister Fund required that a substantial percentage of its assets be invested in the energy field; accordingly, performance results prior to that time do not necessarily reflect the level of performance that may be expected under the Assets' current investment policies. While the

Assets' value-oriented approach is intended to limit risks, the Portfolio, with its concentration in sectors, may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Focus Assets and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Genesis Assets

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


AVERAGE ANNUAL TOTAL RETURN(1)  GENESIS  RUSSELL 2000-REGISTERED TRADEMARK-(2)
1 YEAR                          +25.42%                                +27.15%
5 YEAR                          +16.15%                                +13.46%
10 YEAR                         +16.70%                                +16.20%

      GENESIS ASSETS  RUSSELL 2000
1990         $10,000       $10,000
1991         $13,536       $13,125
1992         $14,226       $14,083
1993         $17,670       $18,664
1994         $18,512       $19,759
1995         $22,157       $23,875
1996         $26,881       $26,459
1997         $38,822       $34,120
1998         $31,450       $27,502
1999         $37,347       $35,301
2000         $46,838       $44,887

   The performance information for Neuberger Berman Genesis Assets is as of August 31, 2000. Neuberger Berman Genesis Assets started operating on April 2, 1997. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger Berman Genesis Fund ("Sister Fund"), which is also managed by Neuberger Berman Management Inc. ("Management"). The performance information shown in the above chart for the period before April 2, 1997, is for the Sister Fund. Management has agreed to bear certain operating expenses of Genesis Assets which, in the aggregate, exceed 1.50% per annum of Genesis Assets' average daily net assets, until December 31, 2010. Management previously agreed to waive a portion of the management fee borne directly by Neuberger Berman Genesis Portfolio and indirectly by Genesis Assets. Absent such arrangements, the average annual total returns of Genesis Assets would have been less. The total returns for the periods prior to Genesis Assets' commencement of operations would have been lower had they reflected the higher expense ratios of Genesis Assets as compared to those of its Sister Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Genesis Assets and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing approximately 8% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $178 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Guardian Assets

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                                      RUSSELL 1000 -REGISTERED TRADEMARK-
                                GUARDIAN  S&P 500(2)               VALUE(2)
1 YEAR                           +16.04%     +16.31%                               +4.15%
5 YEAR                           +10.79%     +24.03%                              +18.21%
10 YEAR                          +15.37%     +19.47%                              +17.18%

                                RUSSELL 1000
      GUARDIAN ASSETS  S&P 500     VALUE
1990          $10,000  $10,000       $10,000
1991          $13,048  $12,685       $12,356
1992          $14,860  $13,689       $13,596
1993          $18,491  $15,766       $17,248
1994          $20,177  $16,627       $17,742
1995          $25,032  $20,189       $21,145
1996          $26,350  $23,968       $24,854
1997          $36,545  $33,705       $34,680
1998          $28,744  $36,435       $36,029
1999          $36,003  $50,939       $46,867
2000          $41,778  $59,248       $48,814

   The performance information for Neuberger Berman Guardian Assets is as of August 31, 2000. Neuberger Berman Guardian Assets started operating on
September 4, 1996. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger Berman Guardian Fund ("Sister Fund"), which is also managed by Neuberger Berman Management Inc. ("Management"). The performance information shown in the above chart for the period before September 4, 1996, is for the Sister Fund. Management has agreed to bear certain operating expenses of Guardian Assets which, in the aggregate, exceed 1.50% per annum of Guardian Assets' average daily net assets, until December 31, 2010. Absent such arrangement, the average annual total returns of Guardian Assets would have been less. The total returns for the periods prior to Guardian Assets' commencement of operations would have been lower had they reflected the higher expense ratios of Guardian Assets as compared to those of its Sister Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Guardian Assets and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Manhattan Assets

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                                       RUSSELL MIDCAP -REGISTERED TRADEMARK-
                                MANHATTAN  S&P 500(2)                GROWTH(2)
1 YEAR                            +86.04%     +16.31%                                +67.18%
5 YEAR                            +24.66%     +24.03%                                +26.44%
10 YEAR                           +20.82%     +19.47%                                +22.57%

                                 RUSSELL MIDCAP
      MANHATTAN ASSETS  S&P 500      GROWTH
1990           $10,000  $10,000         $10,000
1991           $12,617  $12,685         $13,896
1992           $13,215  $13,689         $14,836
1993           $16,883  $15,766         $18,012
1994           $17,472  $16,627         $18,983
1995           $22,014  $20,189         $23,681
1996           $21,374  $23,968         $26,480
1997           $29,506  $33,705         $34,751
1998           $26,175  $36,435         $30,763
1999           $35,622  $50,939         $45,786
2000           $66,270  $59,248         $76,545

   The performance information for Neuberger Berman Manhattan Assets is as of August 31, 2000. Neuberger Berman Manhattan Assets started operating on September 4, 1996. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger Berman Manhattan Fund ("Sister Fund"), which is also managed by Neuberger Berman Management Inc. ("Management"). The performance information shown in the above chart for the period before September 4, 1996, is for the Sister Fund. Management has agreed to bear certain operating expenses of Manhattan Assets which, in the aggregate, exceed 1.50% per annum of Manhattan Assets' average daily net assets, until December 31, 2010. Absent such arrangement, the average annual total returns of Manhattan Assets would have been less. The total returns for the periods prior to Manhattan Assets' commencement of operations would have been lower had they reflected the higher expense ratios of Manhattan Assets as compared to those of its Sister Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Manhattan Assets and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell Midcap Growth Index measures the performance of those Russell Midcap-Registered Trademark- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell
1000-Registered Trademark- Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Millennium Assets

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                            RUSSELL 2000-REGISTERED TRADEMARK-
                                MILLENNIUM              GROWTH(2)               RUSSELL 2000-REGISTERED TRADEMARK-(2)
1 YEAR                             +96.36%                             +39.08%                                +27.15%
LIFE OF FUND                      +105.03%                             +39.78%                                +26.94%

                             RUSSELL 2000
          MILLENNIUM ASSETS     GROWTH     RUSSELL 2000
10/20/98            $10,000       $10,000       $10,000
11/30/98            $12,330       $11,714       $11,299
2/28/99             $14,880       $12,127       $11,173
5/31/99             $17,110       $13,690       $12,545
8/31/99             $19,480       $13,443       $12,281
11/30/99            $25,880       $15,540       $13,070
2/29/00             $44,073       $22,321       $16,679
5/31/00             $29,746       $16,386       $13,789
08/31/00            $38,251       $18,696       $15,615

   The performance information for Millennium Assets is as of August 31, 2000. Neuberger Berman Millennium Assets started operations on January 26, 2000. It has identical investment objectives and policies, and invests in the same portfolio as Neuberger Berman Millennium Fund ("Sister Fund"), which is also managed by Neuberger Berman Management ("Management"). The performance information shown in the above chart prior to January 26, 2000 is for the Sister Fund. The cumulative return for Millennium Assets from January 26, 2000, which is the commencement of operations of Millennium Assets, through August 31, 2000 was 8.40%. The start up of Millennium Fund roughly coincided with a period of accelerated growth in the small-cap growth sector of the stock market, and its investment in IPOs had a significant impact on performance. There can be no assurance that these factors will continue to have a positive effect on the fund. Since the fund is relatively small in asset size, it may be easier to achieve higher returns in a small fund than in a larger fund. Management has contractually agreed to bear certain operating expenses of Millennium Assets which, in the aggregate, exceed 1.75% per annum of Millennium Assets' average daily net assets, until December 31, 2002. Absent such arrangement, the average annual total returns of Millennium Assets would have been less. THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing approximately 8% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $178 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Partners Assets

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                                      RUSSELL 1000-REGISTERED TRADEMARK-
                                PARTNERS  S&P 500(2)               VALUE(2)
1 YEAR                            +7.99%     +16.31%                              +4.15%
5 YEAR                           +15.06%     +24.03%                             +18.21%
10 YEAR                          +15.55%     +19.47%                             +17.18%

                                RUSSELL 1000
      PARTNERS ASSETS  S&P 500     VALUE
1990          $10,000  $10,000       $10,000
1991          $11,803  $12,685       $12,356
1992          $12,806  $13,689       $13,596
1993          $16,410  $15,766       $17,248
1994          $17,322  $16,627       $17,742
1995          $21,051  $20,189       $21,145
1996          $23,972  $23,968       $24,854
1997          $35,062  $33,705       $34,680
1998          $31,315  $36,435       $36,029
1999          $39,305  $50,939       $46,867
2000          $42,444  $59,248       $48,814

   The performance information for Neuberger Berman Partners Assets is as of August 31, 2000. Neuberger Berman Partners Assets started operating on
August 19, 1996. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger Berman Partners Fund ("Sister Fund"), which is also managed by Neuberger Berman Management Inc. ("Management"). The performance information shown in the above chart for the period before August 19, 1996, is for the Sister Fund. Management has agreed to bear certain operating expenses of Partners Assets which, in the aggregate, exceed 1.50% per annum of Partners Assets' average daily net assets, until December 31, 2010. Absent such arrangement, the average annual total returns of Partners Assets would have been less. The total returns for the periods prior to Partners Assets' commencement of operations would have been lower had they reflected the higher expense ratios of Partners Assets as compared to those of its Sister Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Partners Assets and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock markets performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Socially Responsive Assets

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                                                 RUSSELL 1000-REGISTERED TRADEMARK-
                                SOCIALLY RESPONSIVE  S&P 500(2)               VALUE(2)
1 YEAR                                       +3.35%     +16.31%                              +4.15%
5 YEAR                                      +16.08%     +24.03%                             +18.21%
LIFE OF FUND                                +15.22%     +22.23%                             +17.18%

                                              RUSSELL 1000
         SOCIALLY RESPONSIVE ASSETS  S&P 500     VALUE
3/16/94                     $10,000  $10,000       $10,000
8/31/94                     $10,070  $10,276       $10,128
1995                        $11,865  $12,476       $12,071
1996                        $14,261  $14,812       $14,188
1997                        $18,818  $20,829       $19,797
1998                        $17,686  $22,517       $20,568
1999                        $24,194  $31,480       $26,754
2000                        $25,005  $36,615       $27,866

   The performance information for Neuberger Berman Socially Responsive Assets is as of August 31, 2000. Neuberger Berman Socially Responsive Assets started operating on June 9, 1999. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger Berman Socially Responsive Fund ("Sister Fund"), which is also managed by Neuberger Berman Management Inc. ("Management"). The performance information shown in the above chart for the period before June 9, 1999, is for the Sister Fund. Management has agreed to bear certain operating expenses of Socially Responsive Assets which, in the aggregate, exceed 1.50% per annum of Socially Responsive Assets' average daily net assets, until December 31, 2002. Absent such arrangement, the average annual total returns of Socially Responsive Assets would have been less. The total returns for the periods prior to Socially Responsive Assets' commencement of operations would have been lower had they reflected the higher expense ratios of Socially Responsive Assets as compared to those of its Sister Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Socially Responsive Assets and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

                 (This page has been left blank intentionally.)

STATEMENTS OF ASSETS AND LIABILITIES
Neuberger Berman
----------------------------------------------------------------------
          Equity Assets

                                                        FOCUS         GENESIS
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)               ASSETS         ASSETS
                                                    ----------------------------
ASSETS
       Investment in corresponding Portfolio, at
         value (Note A)                             $     15,155   $     99,147
       Deferred organization costs (Note A)                   12             19
       Receivable for Trust shares sold                       61            173
       Receivable from administrator -- net
         (Note B)                                             --             --
                                                    ----------------------------
                                                          15,228         99,339
                                                    ----------------------------
LIABILITIES
       Payable for Fund expenses (Note B)                     --             --
       Payable for Trust shares redeemed                      --            294
       Payable to administrator -- net (Note B)                6             50
       Accrued expenses                                       20             45
                                                    ----------------------------
                                                              26            389
                                                    ----------------------------
NET ASSETS at value                                 $     15,202   $     98,950
                                                    ----------------------------

NET ASSETS consist of:
       Par value                                    $          1   $          6
       Paid-in capital in excess of par value             11,660         77,941
       Accumulated undistributed net investment
         income                                               --             --
       Accumulated net realized gains (losses) on
         investment                                          (71)         8,246
       Net unrealized appreciation in value of
         investment                                        3,612         12,757
                                                    ----------------------------
NET ASSETS at value                                 $     15,202   $     98,950
                                                    ----------------------------

SHARES OUTSTANDING
       ($.001 par value; unlimited shares
         authorized)                                         645          6,248
                                                    ----------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                   $23.57         $15.84
                                                    ----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 August 31, 2000
----------------------------------------------------------------------
          Equity Assets

                                                                                                                  SOCIALLY
                                                      GUARDIAN       MANHATTAN     MILLENNIUM      PARTNERS      RESPONSIVE
                                                       ASSETS         ASSETS         ASSETS         ASSETS         ASSETS
                                                    -------------------------------------------------------------------------
ASSETS
       Investment in corresponding Portfolio, at
         value (Note A)                             $     27,749   $      5,405   $        233   $     53,838   $        288
       Deferred organization costs (Note A)                   12             12             --             11             --
       Receivable for Trust shares sold                       --             42             --             --              2
       Receivable from administrator -- net
         (Note B)                                             --              1             12             --            114
                                                    -------------------------------------------------------------------------
                                                          27,761          5,460            245         53,849            404
                                                    -------------------------------------------------------------------------
LIABILITIES
       Payable for Fund expenses (Note B)                     --             --             --             --            108
       Payable for Trust shares redeemed                     175              4             --            265             --
       Payable to administrator -- net (Note B)               15             --             --             29             --
       Accrued expenses                                       22             19             18             26             20
                                                    -------------------------------------------------------------------------
                                                             212             23             18            320            128
                                                    -------------------------------------------------------------------------
NET ASSETS at value                                 $     27,549   $      5,437   $        227   $     53,529   $        276
                                                    -------------------------------------------------------------------------

NET ASSETS consist of:
       Par value                                    $          2   $         --   $         --   $          3   $         --
       Paid-in capital in excess of par value             22,869          3,319            216         45,460            263
       Accumulated undistributed net investment
         income                                                2             --             --              9             --
       Accumulated net realized gains (losses) on
         investment                                          301            778            (10)         2,079            (19)
       Net unrealized appreciation in value of
         investment                                        4,375          1,340             21          5,978             32
                                                    -------------------------------------------------------------------------
NET ASSETS at value                                 $     27,549   $      5,437   $        227   $     53,529   $        276
                                                    -------------------------------------------------------------------------

SHARES OUTSTANDING
       ($.001 par value; unlimited shares
         authorized)                                       1,766            201             21          3,340             27
                                                    -------------------------------------------------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                   $15.60         $27.05         $10.84         $16.03         $10.18
                                                    -------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Neuberger Berman
----------------------------------------------------------------------
          Equity Assets

                                                        FOCUS       GENESIS
                                                       ASSETS       ASSETS
                                                       For the      For the
                                                        Year         Year
                                                        Ended        Ended
                                                     August 31,   August 31,
(000'S OMITTED)                                         2000         2000
                                                     ------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                       $       46   $    1,028
                                                     ------------------------
    Expenses:
      Administration fee (Note B)                            22          346
      Amortization of deferred organization and
        initial offering expenses (Note A)                   12           12
      Auditing fees                                           5            5
      Custodian fees                                         10           10
      Distribution fees (Note B)                             13          216
      Legal fees                                              6            5
      Registration and filing fees                           27           42
      Shareholder reports                                    17           48
      Shareholder servicing agent fees                       16           19
      Trustees' fees and expenses                            --            1
      Miscellaneous                                           2           13
      Expenses from corresponding Portfolio
        (Notes A & B)                                        27          652
                                                     ------------------------
        Total expenses                                      157        1,369
      Expenses reimbursed by administrator and/or
        reduced by custodian fee expense offset
        arrangement (Note B)                                (75)         (73)
                                                     ------------------------
        Total net expenses                                   82        1,296
                                                     ------------------------
        Net investment income (loss)                        (36)        (268)
                                                     ------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment
      securities                                            (67)      10,032
    Net realized gain (loss) on option contracts              1           --
    Net realized loss on financial futures
      contracts                                              --           --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, and option
      contracts                                           3,270       10,310
                                                     ------------------------
        Net gain on investments from corresponding
          Portfolio (Note A)                              3,204       20,342
                                                     ------------------------
        Net increase in net assets resulting from
          operations                                 $    3,168   $   20,074
                                                     ------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Assets

                                                                                                                      SOCIALLY
                                                      GUARDIAN       MANHATTAN       MILLENNIUM        PARTNERS      RESPONSIVE
                                                       ASSETS         ASSETS           ASSETS           ASSETS         ASSETS
                                                                                       For the
                                                                                     Period from
                                                       For the        For the     January 26, 2000      For the        For the
                                                        Year           Year         (Commencement        Year           Year
                                                        Ended          Ended      of Operations) to      Ended          Ended
                                                     August 31,     August 31,       August 31,       August 31,     August 31,
                                                        2000           2000             2000             2000           2000
                                                    -----------------------------------------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $        379   $         16     $         --     $        815   $          2
                                                    -----------------------------------------------------------------------------
    Expenses:
      Administration fee (Note B)                            103             15               --              228              1
      Amortization of deferred organization and
        initial offering expenses (Note A)                    11             11               --               12             --
      Auditing fees                                            5              6                4                5              4
      Custodian fees                                          10             10                6               10             10
      Distribution fees (Note B)                              64              9               --              143             --
      Legal fees                                               6              8               19                5             19
      Registration and filing fees                            27             25               35               35             52
      Shareholder reports                                     10             11               10               15             18
      Shareholder servicing agent fees                        17             17               --               17              9
      Trustees' fees and expenses                             --             --               --                1             --
      Miscellaneous                                            5              2               --                9              2
      Expenses from corresponding Portfolio
        (Notes A & B)                                        121             21                1              273              1
                                                    -----------------------------------------------------------------------------
        Total expenses                                       379            135               75              753            116
      Expenses reimbursed by administrator and/or
        reduced by custodian fee expense offset
        arrangement (Note B)                                  --            (78)             (74)              (1)          (114)
                                                    -----------------------------------------------------------------------------
        Total net expenses                                   379             57                1              752              2
                                                    -----------------------------------------------------------------------------
        Net investment income (loss)                          --            (41)              (1)              63             --
                                                    -----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment
      securities                                             757            738              (14)           1,953            (20)
    Net realized gain (loss) on option contracts            (566)            --               --               --             --
    Net realized loss on financial futures
      contracts                                              (27)            --               --               --             --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, and option
      contracts                                            3,679          1,269               21            2,077             33
                                                    -----------------------------------------------------------------------------
        Net gain on investments from corresponding
          Portfolio (Note A)                               3,843          2,007                7            4,030             13
                                                    -----------------------------------------------------------------------------
        Net increase in net assets resulting from
          operations                                $      3,843   $      1,966     $          6     $      4,093   $         13
                                                    -----------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Neuberger Berman
----------------------------------------------------------------------
          Equity Assets

                                                    FOCUS                      GENESIS
                                                    ASSETS                      ASSETS
                                                     Year                        Year
                                                    Ended                       Ended
                                                  August 31,                  August 31,
(000'S OMITTED)                               2000          1999          2000          1999
                                          ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $       (36)  $        (9)  $      (268)  $        93
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                          (66)          216        10,032        (1,746)
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                        3,270           435        10,310         8,646
                                          ------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations          3,168           642        20,074         6,993
                                          ------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                          --            --           (66)         (113)
    Net realized gain on investments             (194)           (1)           --            --
                                          ------------------------------------------------------
    Total distributions to shareholders          (194)           (1)          (66)         (113)
                                          ------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold in initial
      capitalization of the Fund
      (Note A)                                     --            --            --            --
    Proceeds from shares sold to the
      public                                   11,810         2,252        39,001        69,021
    Proceeds from reinvestment of
      dividends and distributions                 192             1            33            58
    Payments for shares redeemed               (1,673)       (1,471)      (41,897)      (18,620)
                                          ------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                       10,329           782        (2,863)       50,459
                                          ------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          13,303         1,423        17,145        57,339
NET ASSETS:
    Beginning of year                           1,899           476        81,805        24,466
                                          ------------------------------------------------------
    End of year                           $    15,202   $     1,899   $    98,950   $    81,805
                                          ------------------------------------------------------
    Accumulated undistributed net
      investment income at end of year    $        --   $        --   $        --   $        19
                                          ------------------------------------------------------

NUMBER OF TRUST SHARES:
    Sold in initial capitalization of
      the Fund (Note A)                            --            --            --            --
    Sold to the public                            605           176         2,859         5,696
    Issued on reinvestment of dividends
      and distributions                            11            --             3             5
    Redeemed                                      (88)         (101)       (3,087)       (1,521)
                                          ------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                                 528            75          (225)        4,180
                                          ------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Assets

                                                   GUARDIAN                   MANHATTAN              MILLENNIUM
                                                    ASSETS                      ASSETS                 ASSETS
                                                                                                     Period from
                                                                                                  January 26, 2000
                                                     Year                        Year               (Commencement
                                                    Ended                       Ended             of Operations) to
                                                  August 31,                  August 31,             August 31,
                                              2000          1999          2000          1999            2000
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $        --   $         6   $       (41)  $        (5)      $        (1)
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                          164          (164)          738           (16)              (14)
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                        3,679         4,816         1,269            99                21
                                          -------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations          3,843         4,658         1,966            78                 6
                                          -------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                         (19)           --            --            --                --
    Net realized gain on investments             (168)           --            --            (1)               --
                                          -------------------------------------------------------------------------
    Total distributions to shareholders          (187)           --            --            (1)               --
                                          -------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold in initial
      capitalization of the Fund
      (Note A)                                     --            --            --            --                --
    Proceeds from shares sold to the
      public                                    2,686         5,961         2,753         1,649               272
    Proceeds from reinvestment of
      dividends and distributions                 182            --            --             1                --
    Payments for shares redeemed               (3,804)       (3,339)         (999)         (218)              (51)
                                          -------------------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                         (936)        2,622         1,754         1,432               221
                                          -------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS           2,720         7,280         3,720         1,509               227
NET ASSETS:
    Beginning of year                          24,829        17,549         1,717           208                --
                                          -------------------------------------------------------------------------
    End of year                           $    27,549   $    24,829   $     5,437   $     1,717       $       227
                                          -------------------------------------------------------------------------
    Accumulated undistributed net
      investment income at end of year    $         2   $         6   $        --   $        --       $        --
                                          -------------------------------------------------------------------------

NUMBER OF TRUST SHARES:
    Sold in initial capitalization of
      the Fund (Note A)                            --            --            --            --                --
    Sold to the public                            191           452           127           114                26
    Issued on reinvestment of dividends
      and distributions                            13            --            --            --                --
    Redeemed                                     (272)         (241)          (44)          (15)               (5)
                                          -------------------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                                 (68)          211            83            99                21
                                          -------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Neuberger Berman
----------------------------------------------------------------------
          Equity Assets

                                                                                 SOCIALLY
                                                   PARTNERS                     RESPONSIVE
                                                    ASSETS                        ASSETS
                                                                                       Period from
                                                                                      June 9, 1999
                                                     Year                 Year        (Commencement
                                                    Ended                Ended      of Operations) to
                                                  August 31,           August 31,      August 31,
(000'S OMITTED)                               2000          1999          2000            1999
                                          -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $        63   $       249   $        --      $        --
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                        1,953         3,694           (20)              (1)
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                        2,077         8,416            33               (1)
                                          -----------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations          4,093        12,359            13               (2)
                                          -----------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                         (39)         (257)           --               --
    Net realized gain on investments           (3,463)           --            --               --
                                          -----------------------------------------------------------
    Total distributions to shareholders        (3,502)         (257)           --               --
                                          -----------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold in initial
      capitalization of the Fund
      (Note A)                                     --            --            --              100
    Proceeds from shares sold to the
      public                                   10,864        41,194           190               11
    Proceeds from reinvestment of
      dividends and distributions               3,328           238            --               --
    Payments for shares redeemed              (23,686)      (20,381)          (36)              --
                                          -----------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                       (9,494)       21,051           154              111
                                          -----------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          (8,903)       33,153           167              109
NET ASSETS:
    Beginning of year                          62,432        29,279           109               --
                                          -----------------------------------------------------------
    End of year                           $    53,529   $    62,432   $       276      $       109
                                          -----------------------------------------------------------
    Accumulated undistributed net
      investment income at end of year    $         9   $         9   $        --      $        --
                                          -----------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold in initial capitalization of
      the Fund (Note A)                            --            --            --               10
    Sold to the public                            710         2,928            20                1
    Issued on reinvestment of dividends
      and distributions                           223            15            --               --
    Redeemed                                   (1,560)       (1,301)           (4)              --
                                          -----------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                                (627)        1,642            16               11
                                          -----------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Equity Assets

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Focus Assets ("Focus"), Neuberger Berman Genesis Assets ("Genesis"), Neuberger Berman Guardian Assets ("Guardian"), Neuberger Berman Manhattan Assets ("Manhattan"), Neuberger Berman Millennium Assets ("Millennium"), Neuberger Berman Partners Assets ("Partners"), and Neuberger Berman Socially Responsive Assets ("Socially Responsive") (collectively, the "Funds") are separate operating series of Neuberger Berman Equity Assets (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated October 18, 1993. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Millennium and Socially Responsive had no operations until January 26, 2000 and June 9, 1999, respectively, other than matters relating to their organization and registration as diversified, open-end management investment companies under the 1940 Act, and registration of their shares under the 1933 Act, and for Socially Responsive the sale and issuance of 10,000 shares to Neuberger Berman Management Inc. ("Management") on December 24, 1998. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.
      Each Fund seeks to achieve its investment objective by investing all of its net investable assets in its corresponding portfolio of Equity Managers Trust (each a "Portfolio") having the same investment objective and policies as the Fund. The value of each Fund's investment in its corresponding Portfolio reflects that Fund's proportionate interest in the net assets of that Portfolio (0.64%, 5.35%, 0.72%, 0.41%, 0.07%, 1.87%, and 0.21%, for
   Focus, Genesis, Guardian, Manhattan, Millennium, Partners, and Socially Responsive, respectively, at August 31, 2000). On November 16, 1999, 63.72% of Neuberger Berman Socially Responsive Portfolio was held by another regulated investment company, which redeemed its interest in the Portfolio through a redemption in kind on that date. Management carried out this transaction in a way that minimized the effect on the Portfolio. The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.

2) PORTFOLIO VALUATION: Each Fund records its investment in its corresponding Portfolio at value. Investment securities held by each Portfolio are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive to continue to and the intention of Millennium to qualify as regulated investment companies by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve them from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of Portfolio expenses, daily on its investment in its corresponding Portfolio. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($240 and $4,349 expiring in 2007 and 2008, respectively, for Socially Responsive, determined as of August 31, 2000), it is the policy of each Fund not to distribute such gains.
      Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) ORGANIZATION EXPENSES: Organization expenses incurred by Focus, Genesis, Guardian, Manhattan, and Partners are being amortized on a straight-line basis over a five-year period. At August 31, 2000, the unamortized balance of such expenses amounted to $11,783, $19,261, $11,782, $11,756, and $11,107, for Focus, Genesis, Guardian, Manhattan, and Partners, respectively.
6) EXPENSE ALLOCATION: Each Fund bears all costs of its operations. Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of such Funds, except where a more appropriate allocation of expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.

7) OTHER: All net investment income and realized and unrealized capital gains and losses of each Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund pays Management an administration fee at the annual rate of 0.40% of that Fund's average daily net assets. Each Fund indirectly pays for investment management services through its investment in its corresponding Portfolio (see Note B of Notes to Financial Statements of the Portfolios).
   Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The trustees of the Trust have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan provides that, as compensation for administrative and other services provided to the Funds, Management's activities and expenses related to the sale and distribution of Fund shares, and ongoing services provided to investors in the Funds, Management receives from each Fund a fee at the annual rate of 0.25% of that Fund's average daily net assets. Management pays this amount to institutions that distribute Fund shares and provide services to the Funds and their shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each Fund during any year may be more or less than the cost of distribution and other services provided to that Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.
   Management has undertaken to reimburse Focus, Genesis, Guardian, Manhattan, and Partners through December 31, 2010, and Millennium and Socially Responsive through December 31, 2002, for their operating expenses plus their pro rata portion of their corresponding Portfolio's operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed, in the aggregate, 1.50% (1.75% for Millennium) per annum of their average daily net assets (each an "Expense Limitation"). For the year ended August 31, 2000, such excess expenses amounted to $75,274, $73,105, $78,337, $74,383, and $114,442,
for Focus, Genesis, Manhattan, Millennium, and Socially Responsive, respectively. For the year ended August 31, 2000, there was no reimbursement of expenses by Management to Guardian and Partners. Socially Responsive has agreed to repay Management through December 31, 2005, for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense

Limitation, and the repayments are made within three years after the year in which Management issued the reimbursement. For the year ended August 31, 2000, Socially Responsive has not reimbursed Management.
   Since inception of Socially Responsive, Management has voluntarily undertaken to pay certain expenses of the Fund as an advance. These expenses will be repaid by the Fund to Management in the future, and are included under the caption Payable for Fund expenses in the Statements of Assets and Liabilities.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.
   Each Fund also has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each Fund, but receives fees under the Plan, as described above.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Expenses from corresponding Portfolio, was a reduction of $15, $142, $167, $6, $3, $560, and $1, for Focus, Genesis,
Guardian, Manhattan, Millennium, Partners, and Socially Responsive, respectively.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended August 31, 2000, additions and reductions in each Fund's investment in its corresponding Portfolio were as follows:

                                                  ADDITIONS     REDUCTIONS
---------------------------------------------------------------------------
FOCUS                                            $11,413,000    $ 1,368,000

GENESIS                                           16,523,000     19,874,000

GUARDIAN                                           2,414,000      3,621,000

MANHATTAN                                          2,463,000        776,000

MILLENNIUM                                           277,000         50,000

PARTNERS                                           7,393,000     20,526,000

SOCIALLY RESPONSIVE                                  205,000         48,000

NOTE D -- SUBSEQUENT EVENT:
   On September 7, 2000, the Board of Trustees of Neuberger Berman Equity Assets approved the cessation of the operations of Socially Responsive effective on or about December 1, 2000 (the "Closing Date"). Accordingly, the Board has voted to liquidate and terminate Socially Responsive on the Closing Date. Shareholders will receive the net asset value per share for all shares they own on that date. This may be a taxable event for those shareholders not participating in a qualified retirement vehicle.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Focus Assets(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                Period from
                                                                           September 4, 1996(2)
                                               Year Ended August 31,           to August 31,
                                              2000      1999      1998             1997
                                             ---------------------------------------------------
Net Asset Value, Beginning of Year           $16.18    $11.31    $14.34    $              10.00
                                             ---------------------------------------------------
Income From Investment Operations
    Net Investment Loss                        (.06)     (.08)     (.03)                   (.05)
    Net Gains or Losses on Securities
     (both realized and unrealized)            8.99      4.96     (2.42)                   4.39
                                             ---------------------------------------------------
      Total From Investment Operations         8.93      4.88     (2.45)                   4.34
                                             ---------------------------------------------------
Less Distributions
    Distributions (from net capital
     gains)                                   (1.54)     (.01)     (.58)                     --
                                             ---------------------------------------------------
Net Asset Value, End of Year                 $23.57    $16.18    $11.31    $              14.34
                                             ---------------------------------------------------
Total Return(3)                              +58.68%   +43.15%   -17.73%                 +43.40%(4)
                                             ---------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                               $ 15.2    $  1.9    $  0.5    $                0.1
                                             ---------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                             1.50%     1.50%     1.50%                   1.50%(6)
                                             ---------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(7)                                 1.50%     1.50%     1.50%                   1.50%(6)
                                             ---------------------------------------------------
    Ratio of Net Investment Loss to
     Average Net Assets                        (.66%)    (.58%)    (.36%)                  (.43%)(6)
                                             ---------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Genesis Assets(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                             Period from
                                                                           April 2, 1997(2)
                                               Year Ended August 31,        to August 31,
                                              2000      1999      1998           1997
                                             ----------------------------------------------
Net Asset Value, Beginning of Year           $12.64    $10.67    $13.21    $         10.00
                                             ----------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)               (.04)      .01       .02               (.01)
    Net Gains or Losses on Securities
     (both realized and unrealized)            3.25      1.99     (2.52)              3.22
                                             ----------------------------------------------
      Total From Investment Operations         3.21      2.00     (2.50)              3.21
                                             ----------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                   (.01)     (.03)       --                 --
    Distributions (from net capital
     gains)                                      --        --      (.04)                --
                                             ----------------------------------------------
      Total Distributions                      (.01)     (.03)     (.04)                --
                                             ----------------------------------------------
Net Asset Value, End of Year                 $15.84    $12.64    $10.67    $         13.21
                                             ----------------------------------------------
Total Return(3)                              +25.42%   +18.75%   -18.99%            +32.10%(4)
                                             ----------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                               $ 99.0    $ 81.8    $ 24.5    $           0.7
                                             ----------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                             1.50%     1.50%     1.50%              1.50%(6)
                                             ----------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(7)                                 1.50%     1.50%     1.50%              1.50%(6)
                                             ----------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets              (.31%)     .16%      .60%              (.36%)(6)
                                             ----------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Guardian Assets(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                  Period from
                                                                              September 4, 1996(2)
                                                 Year Ended August 31,           to August 31,
                                              2000       1999       1998              1997
                                             -----------------------------------------------------
Net Asset Value, Beginning of Year           $13.54     $10.81     $13.88            $10.00
                                             -----------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                 --         --       (.02)              .01
    Net Gains or Losses on Securities
     (both realized and unrealized)            2.16       2.73      (2.92)             3.88
                                             -----------------------------------------------------
      Total From Investment Operations         2.16       2.73      (2.94)             3.89
                                             -----------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                   (.01)        --         --              (.01)
    Distributions (from net capital
     gains)                                    (.09)        --       (.13)               --
                                             -----------------------------------------------------
      Total Distributions                      (.10)        --       (.13)             (.01)
                                             -----------------------------------------------------
Net Asset Value, End of Year                 $15.60     $13.54     $10.81            $13.88
                                             -----------------------------------------------------
Total Return(3)                              +16.04%    +25.25%    -21.34%           +38.92%(4)
                                             -----------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                               $ 27.5     $ 24.8     $ 17.5            $  9.3
                                             -----------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                             1.48%      1.50%      1.50%             1.50%(6)
                                             -----------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                    1.47%      1.50%(7)   1.50%(7)          1.50%(6)(7)
                                             -----------------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets                --        .03%      (.16%)            (.12%)(6)
                                             -----------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Manhattan Assets(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                               Period from
                                                                           September 4, 1996(2)
                                               Year Ended August 31,          to August 31,
                                              2000      1999      1998             1997
                                             --------------------------------------------------
Net Asset Value, Beginning of Year           $14.54    $10.76    $13.75           $10.00
                                             --------------------------------------------------
Income From Investment Operations
    Net Investment Loss                        (.21)     (.04)     (.11)            (.08)
    Net Gains or Losses on Securities
     (both realized and unrealized)           12.72      3.92     (1.22)            3.94
                                             --------------------------------------------------
      Total From Investment Operations        12.51      3.88     (1.33)            3.86
                                             --------------------------------------------------
Less Distributions
    Distributions (from net capital
     gains)                                      --      (.10)    (1.66)            (.11)
                                             --------------------------------------------------
Net Asset Value, End of Year                 $27.05    $14.54    $10.76           $13.75
                                             --------------------------------------------------
Total Return(3)                              +86.04%   +36.09%   -11.29%          +38.86%(4)
                                             --------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                               $  5.4    $  1.7    $  0.2           $  0.1
                                             --------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                             1.50%     1.50%     1.50%            1.50%(6)
                                             --------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(7)                                 1.50%     1.50%     1.50%            1.50%(6)
                                             --------------------------------------------------
    Ratio of Net Investment Loss to
     Average Net Assets                       (1.09%)   (1.00%)    (.98%)           (.70%)(6)
                                             --------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Millennium Assets(1)
   The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                 Period from
                                             January 26, 2000(2)
                                                to August 31,
                                                    2000
                                             -------------------
Net Asset Value, Beginning of Period               $ 10.00
                                             -------------------
Income From Investment Operations
    Net Investment Loss                               (.05)
    Net Gains or Losses on Securities
     (both realized and unrealized)                    .89
                                             -------------------
      Total From Investment Operations                 .84
                                             -------------------
Net Asset Value, End of Period                     $ 10.84
                                             -------------------
Total Return(3)(4)                                   +8.40%
                                             -------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                                     $   0.2
                                             -------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)(6)                                 1.75%
                                             -------------------
    Ratio of Net Expenses to Average Net
     Assets(6)(7)                                     1.75%
                                             -------------------
    Ratio of Net Investment Loss to
     Average Net Assets(6)                           (1.34%)
                                             -------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Partners Assets(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                              Period from
                                                                                           August 19, 1996(2)
                                                       Year Ended August 31,                 to August 31,
                                              2000       1999        1998        1997             1996
                                             ----------------------------------------------------------------
Net Asset Value, Beginning of Year           $ 15.74    $ 12.59     $ 14.42     $  9.91         $ 10.00
                                             ----------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                        .02        .06         .01         .01              --
    Net Gains or Losses on Securities
     (both realized and unrealized)             1.17       3.15       (1.51)       4.56            (.09)
                                             ----------------------------------------------------------------
      Total From Investment Operations          1.19       3.21       (1.50)       4.57            (.09)
                                             ----------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                    (.01)      (.06)       (.01)       (.01)             --
    Distributions (from net capital
     gains)                                     (.89)        --        (.32)       (.05)             --
                                             ----------------------------------------------------------------
      Total Distributions                       (.90)      (.06)       (.33)       (.06)             --
                                             ----------------------------------------------------------------
Net Asset Value, End of Year                 $ 16.03    $ 15.74     $ 12.59     $ 14.42         $  9.91
                                             ----------------------------------------------------------------
Total Return(3)                                +7.99%    +25.51%     -10.69%     +46.26%          -0.90%(4)
                                             ----------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                               $  53.5    $  62.4     $  29.3     $   5.8         $   0.1
                                             ----------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                              1.32%      1.31%       1.50%       1.50%           1.50%(6)
                                             ----------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                     1.32%      1.31%       1.50%(7)    1.50%(7)         1.50%(6)(7)
                                             ----------------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                          .11%       .41%        .12%        .08%           2.38%(6)
                                             ----------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Socially Responsive Assets(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                             Period from
                                             Year Ended    June 9, 1999(2)
                                             August 31,     to August 31,
                                                2000            1999
                                             -----------------------------
Net Asset Value, Beginning of Year             $ 9.85           $10.00
                                             -----------------------------
Income From Investment Operations
    Net Investment Loss                          (.02)            (.01)
    Net Gains or Losses on Securities
     (both realized and unrealized)               .35             (.14)
                                             -----------------------------
      Total From Investment Operations            .33             (.15)
                                             -----------------------------
Net Asset Value, End of Year                   $10.18           $ 9.85
                                             -----------------------------
Total Return(3)                                 +3.35%           -1.50%(4)
                                             -----------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                                 $  0.3           $  0.1
                                             -----------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                               1.50%            1.50%(6)
                                             -----------------------------
    Ratio of Net Expenses to Average Net
     Assets(7)                                   1.50%            1.50%(6)
                                             -----------------------------
    Ratio of Net Investment Loss to
     Average Net Assets                          (.27%)           (.56%)(6)
                                             -----------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Equity Assets
1) The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses.
2) The date investment operations commenced.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. In addition, for Genesis, total return would have been lower if the investment manager had not waived a portion of the management fee.
4) Not annualized.
5) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
6) Annualized.
7) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                                                           Period from
                                                                                       September 4, 1996 to
                                                             Year Ended August 31,          August 31,
FOCUS                                             2000         1999          1998              1997
-----------------------------------------------------------------------------------------------------------
Net Expenses                                      2.89%        7.08%        28.01%            76.74%
                                                 ----------------------------------------------------------

                                                                                 Period from
                                                                             September 4, 1996 to
                                                 Year Ended August 31,            August 31,
GUARDIAN                                           1999          1998                1997
-------------------------------------------------------------------------------------------------
Net Expenses                                       1.56%         1.63%               5.65%
                                                 ------------------------------------------------

                                                                                             Period from
                                                                                         September 4, 1996 to
                                                             Year Ended August 31,            August 31,
MANHATTAN                                         2000         1999          1998                1997
-------------------------------------------------------------------------------------------------------------
Net Expenses                                      3.57%       19.99%        42.53%              77.83%
                                                 ------------------------------------------------------------

                                                       Period from
                                                   January 26, 2000 to
                                                        August 31,
MILLENNIUM                                                 2000
-----------------------------------------------------------------------
Net Expenses                                             103.09%
                                                   --------------------

                                                                                 Period from
                                                                              August 19, 1996 to
                                                 Year Ended August 31,            August 31,
PARTNERS                                           1998          1997                1996
-------------------------------------------------------------------------------------------------
Net Expenses                                       1.56%         8.74%            11,685.89%
                                                 ------------------------------------------------

                                                    Year             Period from
                                                   Ended           June 9, 1999 to
                                                 August 31,           August 31,
SOCIALLY RESPONSIVE                                 2000                 1999
-------------------------------------------------------------------------------------
Net Expenses                                       62.49%              507.01%
                                                 ------------------------------------

   After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements and/or the waiver of a portion of the management fee by the investment manager of Neuberger Berman Genesis Portfolio. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                                                             Period from
                                                                                           April 2, 1997 to
                                                             Year Ended August 31,            August 31,
GENESIS                                           2000         1999          1998                1997
-------------------------------------------------------------------------------------------------------------
Net Expenses                                      1.59%        1.63%         2.40%              25.91%
                                                 ------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Neuberger Berman Equity Assets and
Shareholders of Neuberger Berman Manhattan Assets,
Neuberger Berman Millennium Assets, and
Neuberger Berman Socially Responsive Assets

   In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger Berman Manhattan Assets, Neuberger Berman Millennium Assets, and Neuberger Berman Socially Responsive Assets (collectively, the "Funds") at August 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLC

Boston, Massachusetts
October 9, 2000

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees
Neuberger Berman Equity Assets and
Shareholders of:
Neuberger Berman Focus Assets
Neuberger Berman Genesis Assets
Neuberger Berman Guardian Assets and
Neuberger Berman Partners Assets

   We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Focus Assets, Neuberger Berman Genesis Assets, Neuberger Berman Guardian Assets, and Neuberger Berman Partners Assets, four of the series constituting the Neuberger Berman Equity Assets (the "Trust"), as of August 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of the Neuberger Berman Equity Assets at August 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 2, 2000

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000

--------------------------------------------------------------------------------
          Focus Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Citigroup Inc.                                 10.5%
 2.  Rational Software                               7.9%
 3.  Morgan Stanley Dean Witter                      7.4%
 4.  Capital One Financial                           7.0%
 5.  Providian Financial                             6.6%
 6.  Countrywide Credit Industries                   5.9%
 7.  Chase Manhattan                                 5.0%
 8.  FleetBoston Financial                           4.3%
 9.  Wellpoint Health Networks                       4.0%
10.  Compaq Computer                                 3.2%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (97.8%)
FINANCIAL SERVICES (50.9%)
       2,767,500       Capital One Financial              $  166,915
       2,122,500       Chase Manhattan                       118,595
       4,244,500       Citigroup Inc.                        247,773
       3,687,400       Countrywide Credit Industries         139,660
       2,380,000       FleetBoston Financial                 101,596
         440,000       Hartford Financial Services
                        Group                                 29,315
       1,626,000       Morgan Stanley Dean Witter            174,896
       1,745,000       Nationwide Financial Services          69,582(5)
       1,366,000       Providian Financial                   157,005
                                                          ----------
                                                           1,205,337
                                                          ----------
HEALTH CARE (5.0%)
       1,360,000       Foundation Health Systems              23,885(2)
       1,098,000       Wellpoint Health Networks              94,771(2)
                                                          ----------
                                                             118,656
                                                          ----------

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

RETAIL (8.9%)
       1,025,000       American Eagle Outfitters          $   30,558(2)
       3,500,000       Furniture Brands International         56,437(2)(5)
       2,510,000       Jones Apparel Group                    61,495(2)
         369,500       Neiman Marcus Group Class B            11,639(2)
         970,000       Pacific Sunwear of California          12,913(2)
       2,040,000       TJX Cos.                               38,378
                                                          ----------
                                                             211,420
                                                          ----------
TECHNOLOGY (33.0%)
       1,285,000       Amkor Technology                       43,851(2)
       1,560,000       Atmel Corp.                            31,200(2)
       2,235,000       Compaq Computer                        76,130
         885,000       Cypress Semiconductor                  43,752(2)
       2,340,000       Gartner Group Class A                  31,005(2)
         845,000       International Rectifier                53,182(2)
         700,000       Lattice Semiconductor                  54,513(2)
         807,000       Microchip Technology                   54,926(2)
         713,000       Oracle Corp.                           64,838(2)
         165,000       Photronics, Inc.                        4,837(2)(5)
       1,458,000       Rational Software                     187,626(2)
       1,313,500       Tech Data                              67,809(2)
       1,875,000       WorldCom, Inc.                         68,438(2)
                                                          ----------
                                                             782,107
                                                          ----------
                       TOTAL COMMON STOCKS (COST
                        $1,126,849)                        2,317,520
                                                          ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000

--------------------------------------------------------------------------------

          Focus Portfolio (Cont'd)

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
REPURCHASE AGREEMENTS (1.2%)
     $28,494,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        6.58%, due 9/1/00, dated
                        8/31/00, Maturity Value
                        $28,499,208, Collateralized
                        by $28,655,000 Fannie Mae,
                        Notes, 6.40%, due 9/27/01
                        (Collateral Value
                        $29,350,715)  (COST $28,494)      $   28,494(3)
                                                          ----------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (0.4%)
     $10,008,312       N&B Securities Lending Quality
                        Fund, LLC  (COST $10,008)         $   10,008(3)
                                                          ----------
                       TOTAL INVESTMENTS (99.4%)
                        (COST $1,165,351)                  2,356,022(4)
                       Cash, receivables and other
                        assets, less liabilities
                        (0.6%)                                14,236
                                                          ----------
                       TOTAL NET ASSETS (100.0%)          $2,370,258
                                                          ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000

--------------------------------------------------------------------------------
          Genesis Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  National-Oilwell                                2.7%
 2.  Zebra Technologies                              2.5%
 3.  Dallas Semiconductor                            2.4%
 4.  Newport News Shipbuilding                       2.4%
 5.  Alliant Techsystems                             2.2%
 6.  AptarGroup Inc.                                 2.2%
 7.  Mutual Risk Management                          2.1%
 8.  Fair, Isaac & Co.                               2.1%
 9.  Trigon Healthcare                               2.0%
10.  United Stationers                               1.7%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (94.7%)
AEROSPACE (1.9%)
       1,427,050       AAR Corp.                          $   16,054(5)
         754,100       Aviall Inc.                             4,525(2)(5)
         248,750       Ducommun Inc.                           3,607(2)
         329,700       Moog, Inc. Class A                     10,715(2)
                                                          ----------
                                                              34,901
                                                          ----------
AUTOMOTIVE (0.8%)
         674,100       Donaldson Co.                          14,240
                                                          ----------
BANKING & FINANCIAL (8.2%)
       1,347,400       Banknorth Group                        22,064
         745,600       Cullen/Frost Bankers                   23,114
         100,000       Haven Bancorp                           2,662
         331,400       Highland Bancorp                        8,368(5)
         178,199       Hudson United Bancorp                   4,488
          28,200       M&T Bank                               13,668
         195,800       MBIA, Inc.                             12,874
         532,100       OceanFirst Financial                   10,975
         125,000       Queens County Bancorp                   3,297
         130,000       Richmond County Financial               2,616

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

       1,031,975       Sterling Bancshares                $   14,625
         317,350       Texas Regional Bancshares               8,092
       1,014,100       Webster Financial                      25,004
                                                          ----------
                                                             151,847
                                                          ----------
BUILDING, CONSTRUCTION & FURNISHING (0.9%)
         238,300       Lincoln Electric Holdings               3,485
         298,500       Simpson Manufacturing                  14,030(2)
                                                          ----------
                                                              17,515
                                                          ----------
BUSINESS SERVICES (0.1%)
         789,400       SOS Staffing Services                   2,171(2)(5)
                                                          ----------
CONSUMER CYCLICALS (0.4%)
         226,300       Valassis Communications                 6,534(2)
                                                          ----------
CONSUMER PRODUCTS & SERVICES (5.3%)
         854,700       Alberto-Culver Class A                 20,513
         560,238       Block Drug                             22,690
       1,353,200       Church & Dwight                        24,273
         396,000       Matthews International                 11,484
       1,105,200       Ruddick Corp.                          13,539
         475,500       The First Years                         5,230
                                                          ----------
                                                              97,729
                                                          ----------
DEFENSE (5.6%)
         532,800       Alliant Techsystems                    41,059(2)(5)
       1,062,700       Newport News Shipbuilding              45,165
         729,300       Primex Technologies                    17,685(5)
                                                          ----------
                                                             103,909
                                                          ----------
ELECTRONICS (4.2%)
         334,100       Benchmark Electronics                  17,394(2)
       1,092,000       Dallas Semiconductor                   45,181

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
         151,800       SCI Systems                        $    9,374(2)
          49,600       Technitrol, Inc.                        6,324
                                                          ----------
                                                              78,273
                                                          ----------
ENERGY (3.7%)
         677,300       Cabot Oil & Gas                        13,546
         655,200       Cross Timbers Oil                      17,322
         808,290       Swift Energy                           23,390(2)
         894,500       Unit Corp.                             13,976(2)
                                                          ----------
                                                              68,234
                                                          ----------
FINANCIAL TECHNOLOGY (2.4%)
         839,500       Fair, Isaac & Co.                      38,565(5)
         123,900       Investment Technology Group             5,947(2)
                                                          ----------
                                                              44,512
                                                          ----------
HEALTH CARE (9.9%)
         148,000       Acuson Corp.                            2,128(2)
         303,700       Charles River Laboratories
                        International                          8,333(2)
         286,500       Datascope Corp.                        10,099
         669,300       DENTSPLY International                 22,338
       1,105,800       Haemonetics Corp.                      27,852(2)
       1,191,100       Mentor Corp.                           25,236(5)
       1,138,800       Patterson Dental                       27,047(2)
         198,700       STAAR Surgical                          3,316(2)
         714,000       Trigon Healthcare                      36,860(2)
         280,600       Universal Health Services
                        Class B                               19,852(2)
                                                          ----------
                                                             183,061
                                                          ----------
INDUSTRIAL & COMMERCIAL PRODUCTS (7.4%)
         615,500       Brady Corp.                            17,811
         733,700       Dionex Corp.                           21,644(2)
         689,600       IDEX Corp.                             20,947
       1,247,600       Kaydon Corp.                           27,525
         645,800       Roper Industries                       20,908
       2,135,300       Wallace Computer Services              24,823(5)
         207,650       Woodhead Industries                     4,101
                                                          ----------
                                                             137,759
                                                          ----------

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

INSURANCE (8.5%)
         949,200       Annuity and Life Re                $   24,916
         514,200       Brown & Brown                          13,723
         652,800       FBL Financial Group                     9,629
         698,600       HCC Insurance Holdings                 14,758
       1,822,500       Mutual Risk Management                 38,728
         579,500       PartnerRe Ltd.                         24,303
         891,500       Scottish Annuity & Life
                        Holdings                               8,135(5)
         878,600       W. R. Berkley                          23,283
                                                          ----------
                                                             157,475
                                                          ----------
INTERMEDIATES (0.8%)
         612,900       Delta & Pine Land                      14,978
                                                          ----------
LODGING (0.2%)
         441,700       Prime Hospitality                       4,583(2)
                                                          ----------
MACHINERY & EQUIPMENT (0.5%)
         612,120       Gardner Denver Machinery                8,914(2)
                                                          ----------
OFFICE EQUIPMENT (1.7%)
         977,800       United Stationers                      31,717(2)
                                                          ----------
OIL SERVICES (9.4%)
         302,700       Cal Dive International                 17,405(2)
         651,600       Friede Goldman Halter                   3,665(2)
         978,800       Global Industries                      12,174(2)
         320,400       Nabors Industries                      15,239(2)
       1,467,278       National-Oilwell                       50,896(2)
         798,400       Oceaneering International              13,922(2)
         781,600       Offshore Logistics                     13,580(2)
         767,300       Pride International                    18,895(2)
          33,500       Smith International                     2,663(2)
         345,600       UTI Energy                             12,874(2)
         631,000       Varco International                    12,739(2)
                                                          ----------
                                                             174,052
                                                          ----------
PACKING & CONTAINERS (2.2%)
       1,723,900       AptarGroup Inc.                        40,188
                                                          ----------

                                                                 August 31, 2000
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
PUBLISHING & BROADCASTING (1.0%)
         258,300       Houghton Mifflin                   $   12,705
         232,900       Meredith Corp.                          6,361
                                                          ----------
                                                              19,066
                                                          ----------
RESTAURANTS (1.1%)
         650,050       Brinker International                  20,639(2)
                                                          ----------
RETAILING (4.7%)
          28,224       99 Cents Only Stores                    1,268(2)
         212,800       Ann Taylor Stores                       7,661(2)
       1,299,900       Claire's Stores                        25,592
         693,900       Linens 'n Things                       18,735(2)
         181,500       Payless ShoeSource                      9,688(2)
         575,000       ShopKo Stores                           6,577(2)
         360,300       Whole Foods Market                     18,195(2)
                                                          ----------
                                                              87,716
                                                          ----------
TECHNOLOGY (11.4%)
         847,500       Analysts International                  7,045
         442,200       Black Box                              26,311(2)
         496,200       CACI International                     11,164(2)
       1,453,200       CIBER, Inc.                            14,986(2)
         807,900       Davox Corp.                            10,200(2)(5)
       1,085,500       Electronics for Imaging                28,223(2)
         565,000       InterVoice-Brite                        7,027(2)
         126,400       Jack Henry & Associates                 5,609
         238,500       Keane, Inc.                             4,129(2)
         389,000       Kronos Inc.                            14,539(2)
         625,000       META Group                              9,062(5)
         625,400       MICROS Systems                         10,984(2)
          10,800       Power Intergrations                       184(2)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

         289,200       SBS Technologies                   $   14,912(2)
         859,400       Zebra Technologies                     46,408(2)
                                                          ----------
                                                             210,783
                                                          ----------
TRANSPORTATION (1.8%)
         869,900       Circle International Group             31,153
         213,600       Maritrans Inc.                          1,228
                                                          ----------
                                                              32,381
                                                          ----------
UTILITIES, ELECTRIC & GAS (0.6%)
         144,900       Montana Power                           5,225
         183,500       NUI Corp.                               5,517
                                                          ----------
                                                              10,742
                                                          ----------
                       TOTAL COMMON STOCKS (COST
                        $1,439,732)                        1,753,919
                                                          ----------

      Principal
       Amount
---------------------
---------------------                                   ---------------
REPURCHASE AGREEMENTS (2.3%)
     $42,140,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        6.58%, due 9/1/00, dated
                        8/31/00, Maturity Value
                        $42,147,702, Collateralized
                        by $42,380,000 Fannie Mae,
                        Notes, 6.40%, due 9/27/01
                        (Collateral Value
                        $43,408,944)  (COST $42,140)         42,140(3)
                                                         ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (5.2%)
     $30,000,000       Prudential Funding Corp.,
                        6.48%, due 9/5/00                 $   29,978
      30,000,000       American Express Credit Corp.,
                        6.46%, due 9/7/00                     29,968
      36,226,183       N&B Securities Lending Quality
                        Fund, LLC                             36,226
                                                          ----------
                       TOTAL SHORT-TERM INVESTMENTS
                        (COST $96,172)                        96,172(3)
                                                          ----------
                       TOTAL INVESTMENTS (102.2%)
                        (COST $1,578,044)                  1,892,231(4)
                       Liabilities, less cash,
                        receivables and other assets
                        [(2.2%)]                             (41,103)
                                                          ----------
                       TOTAL NET ASSETS (100.0%)          $1,851,128
                                                          ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000

--------------------------------------------------------------------------------
          Guardian Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Wellpoint Health Networks                       3.8%
 2.  Citigroup Inc.                                  3.3%
 3.  Exxon Mobil                                     2.9%
 4.  Gateway Inc.                                    2.8%
 5.  Capital One Financial                           2.7%
 6.  News Corp. ADR                                  2.7%
 7.  SCI Systems                                     2.6%
 8.  Chase Manhattan                                 2.5%
 9.  Wells Fargo                                     2.4%
10.  Lexmark International Group                     2.4%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (83.7%)
BANKING & FINANCIAL (5.5%)
         402,400       Bank of America                    $   21,554
       1,745,600       Chase Manhattan                        97,535
       2,132,000       Wells Fargo                            92,076
                                                          ----------
                                                             211,165
                                                          ----------
BASIC MATERIALS (3.3%)
       2,090,000       Cabot Corp.                            77,330
       1,424,000       Dow Chemical                           37,291
         250,700       duPont                                 11,250
                                                          ----------
                                                             125,871
                                                          ----------
CAPITAL GOODS (5.3%)
         193,600       Emerson Electric                       12,814
         490,200       General Dynamics                       30,852
         375,900       Illinois Tool Works                    21,074
       1,292,900       Republic Services                      18,909(2)
       1,606,000       SCI Systems                            99,170(2)
         349,100       United Technologies                    21,797
                                                          ----------
                                                             204,616
                                                          ----------

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

COMMUNICATIONS (2.7%)
       1,815,600       AT&T Corp.                         $   57,191
       1,040,000       NTL Inc.                               45,565(2)
                                                          ----------
                                                             102,756
                                                          ----------
CONSUMER CYCLICALS (2.7%)
       1,159,400       Carnival Corp.                         23,116
       1,051,300       Costco Wholesale                       36,204(2)
         429,800       Lear Corp.                              9,268(2)
         745,615       Safeway Inc.                           36,768(2)
                                                          ----------
                                                             105,356
                                                          ----------
CONSUMER GOODS & SERVICES (0.5%)
         445,400       PepsiCo, Inc.                          18,985
                                                          ----------
CONSUMER STAPLES (4.6%)
         820,996       Clear Channel Communications           59,419(2)
       1,292,219       Kimberly-Clark                         75,595
         889,700       McDonald's Corp.                       26,580
         293,300       Nabisco Holdings                       15,673
                                                          ----------
                                                             177,267
                                                          ----------
DRUGS (2.2%)
         836,550       Pfizer Inc.                            36,181(6)
       1,196,095       Schering-Plough                        47,993
                                                          ----------
                                                              84,174
                                                          ----------
ENERGY (10.8%)
         907,200       Amerada Hess                           62,087
         523,715       Anadarko Petroleum                     34,445
         608,700       Chevron Corp.                          51,435
         887,200       Diamond Offshore Drilling              39,758
       1,344,446       Exxon Mobil                           109,740
         692,474       Halliburton Co.                        36,701
         513,900       Royal Dutch Petroleum - NY
                        Shares                                31,444
         439,000       The Williams Cos.                      20,221
         511,200       Transocean Sedco Forex                 30,544
                                                          ----------
                                                             416,375
                                                          ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
FINANCIAL SERVICES (12.8%)
       1,275,200       Associates First Capital           $   35,865
       1,716,600       Capital One Financial                 103,532
       2,182,533       Citigroup Inc.                        127,405(6)
       1,510,200       Household International                72,490
         634,900       MetLife, Inc.                          15,436(2)
         609,300       Morgan Stanley Dean Witter             65,538
         462,300       Providian Financial                    53,136
         481,600       USA Education                          18,873
                                                          ----------
                                                             492,275
                                                          ----------
FOOD PRODUCTS (0.6%)
         922,300       Kroger Co.                             20,925(2)
                                                          ----------
HEALTH CARE (7.4%)
       1,531,700       American Home Products                 82,999
         924,400       Bristol-Myers Squibb                   48,993
         100,000       Pharmacia Corp.                         5,856
       1,689,900       Wellpoint Health Networks             145,859(2)(6)
                                                          ----------
                                                             283,707
                                                          ----------
TECHNOLOGY (18.2%)
       1,463,800       Apple Computer                         89,200(2)
       1,790,000       Compaq Computer                        60,972
         644,600       Computer Sciences                      50,964(2)
       1,581,100       Gateway Inc.                          107,673(2)
       2,246,300       General Motors Class H                 74,409(2)
         125,890       Hewlett-Packard                        15,201(6)
         487,200       IBM                                    64,310
       1,345,000       Lexmark International Group            91,208(2)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

         581,400       Micron Technology                  $   47,529(2)
       1,046,400       Motorola, Inc.                         37,736
         290,800       Rational Software                      37,422(2)(6)
         374,800       Seagate Technology                     22,254(2)
                                                          ----------
                                                             698,878
                                                          ----------
TELECOMMUNICATIONS (4.8%)
       1,586,400       AT&T Wireless Group                    41,544(2)
         428,200       Lucent Technologies                    17,904
         637,800       Nextel Communications                  35,358(2)
       1,033,600       Verizon Communications                 45,091
       1,160,050       WorldCom, Inc.                         42,342(2)
                                                          ----------
                                                             182,239
                                                          ----------
TRANSPORTATION (1.4%)
         574,500       AMR Corp.                              18,851(2)
         711,000       Continental Airlines Class B           34,217(2)
                                                          ----------
                                                              53,068
                                                          ----------
MISCELLANEOUS (0.9%)
         387,700       Minnesota Mining &
                        Manufacturing                         36,056
                                                          ----------
                       TOTAL COMMON STOCKS (COST
                        $2,452,175)                        3,213,713
                                                          ----------
PREFERRED STOCKS (2.6%)
       2,313,500       News Corp. ADR  (COST $67,929)        102,372
                                                          ----------

                                                                 August 31, 2000
--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
U.S. GOVERNMENT AGENCY SECURITIES (0.7%)
    $ 10,000,000       Federal Farm Credit Bank,
                        Discount Notes, 6.36%,
                        due 9/18/00                       $    9,970
       8,000,000       Fannie Mae, Discount Notes,
                        6.38%, due 9/21/00                     7,971
       8,000,000       Freddie Mac, Discount Notes,
                        6.41%, due 9/28/00                     7,962
                                                          ----------
                       TOTAL U.S. GOVERNMENT AGENCY
                        SECURITIES (COST $25,903)             25,903(3)
                                                          ----------
REPURCHASE AGREEMENTS (1.8%)
      67,823,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        6.58%, due 9/1/00, dated
                        8/31/00, Maturity Value
                        $67,835,397, Collateralized
                        by $68,205,000 Fannie Mae,
                        Notes, 6.40%, due 9/27/01
                        (Collateral Value
                        $69,860,949)  (COST $67,823)          67,823(3)
                                                          ----------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (12.4%)
    $ 69,206,000       Panasonic Finance Co., 6.63%,
                        due 9/1/00                        $   69,206
     100,000,000       Ford Motor Credit Corp., 6.45%
                        & 6.48%, due 9/6/00 & 9/8/00          99,892
      50,000,000       General Electric Capital
                        Corp., 6.50%, due 9/14/00             49,883
      50,000,000       Prudential Funding Corp.,
                        6.50%, due 9/15/00                    49,874
      30,000,000       GOVCO Inc., 6.52%,
                        due 9/18/00                           29,908
      40,000,000       American Express Credit Corp.,
                        6.47%, due 9/20/00                    39,863
      50,000,000       Coca-Cola Co., 6.48%,
                        due 9/25/00                           49,784
      89,019,109       N&B Securities Lending Quality
                        Fund, LLC                             89,019
                                                          ----------
                       TOTAL SHORT-TERM INVESTMENTS
                        (COST $477,429)                      477,429(3)
                                                          ----------
                       TOTAL INVESTMENTS (101.2%)
                        (COST $3,091,259)                  3,887,240(4)
                       Liabilities, less cash,
                        receivables and other assets
                        [(1.2%)]                             (47,361)
                                                          ----------
                       TOTAL NET ASSETS (100.0%)          $3,839,879
                                                          ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Applied Micro Circuits                          2.9%
 2.  Calpine Corp.                                   2.8%
 3.  Rational Software                               2.3%
 4.  Sanmina Corp.                                   2.2%
 5.  Integrated Device Technology                    2.2%
 6.  Bea Systems                                     2.1%
 7.  Gemstar-TV Guide International                  2.0%
 8.  Portal Software                                 1.9%
 9.  Anadarko Petroleum                              1.9%
10.  MedImmune, Inc.                                 1.9%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (96.0%)
BUSINESS SERVICES - IT BUSINESS SERVICES (4.3%)
         248,800       Amdocs Ltd.                        $   17,774(2)
         534,200       Concord EFS                            17,161(2)
         197,200       CSG Systems International               8,911(2)
         233,900       Fiserv, Inc.                           12,674(2)
                                                          ----------
                                                              56,520
                                                          ----------
COMMUNICATIONS EQUIPMENT (5.0%)
         166,600       Comverse Technology                    15,317(2)
         228,300       Phone.com                              21,103(2)
         128,000       Redback Networks                       19,120(2)
          28,300       SDL, Inc.                              11,244(2)
                                                          ----------
                                                              66,784
                                                          ----------
COMMUNICATION SERVICES (3.9%)
         155,000       Digex, Inc.                            13,127(2)
         554,300       McLeodUSA Inc.                          8,765(2)
         259,800       Metromedia Fiber Network               10,376(2)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

          76,100       VoiceStream Wireless                    8,566(2)
         385,800       WinStar Communications                 10,368(2)
                                                          ----------
                                                              51,202
                                                          ----------
COMPUTER RELATED (2.1%)
         100,600       Brocade Communications Systems         22,717(2)
          48,600       QLogic Corp.                            5,516(2)
                                                          ----------
                                                              28,233
                                                          ----------
CONSUMER CYCLICAL - LEISURE & CONSUMER SERVICE (1.2%)
          57,000       Four Seasons Hotels                     4,318
         237,800       Harley-Davidson                        11,845
                                                          ----------
                                                              16,163
                                                          ----------
CONSUMER STAPLES (0.8%)
         256,900       Estee Lauder                           10,517
                                                          ----------
ELECTRICAL EQUIPMENT (0.4%)
         109,200       RF Micro Devices                        4,873
                                                          ----------
ENERGY (9.2%)
         390,857       Anadarko Petroleum                     25,707
         374,900       Calpine Corp.                          37,115(2)
         200,300       Cooper Cameron                         15,586(2)
         392,000       Dynegy Inc.                            17,640
         544,000       Rowan Cos.                             16,864(2)
         194,800       Weatherford International               9,143(2)
                                                          ----------
                                                             122,055
                                                          ----------
FINANCE (3.3%)
         181,800       Capital One Financial                  10,965
          81,500       Lehman Brothers Holdings               11,817
         180,600       Providian Financial                    20,758
                                                          ----------
                                                              43,540
                                                          ----------

                                                                 August 31, 2000
--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
HEALTH CARE (13.8%)
         126,100       ALZA Corp.                              9,536(2)
         165,000       Forest Laboratories                    16,149(2)
         527,900       Health Management Associates            8,611(2)
          58,600       Human Genome Sciences                   9,783(2)
         121,900       IDEC Pharmaceuticals                   17,020(2)
         148,900       Immunex Corp.                           7,482(2)
         189,100       King Pharmaceuticals                    6,075(2)
         305,200       MedImmune, Inc.                        25,675(2)
         114,100       Millennium Pharmaceuticals             16,331(2)
         242,000       MiniMed Inc.                           17,375(2)
         216,800       PE Corp.-PE Biosystems Group           21,328
         160,200       QLT PhotoTherapeutics                  11,865(2)
         142,600       Sepracor Inc.                          15,686(2)
                                                          ----------
                                                             182,916
                                                          ----------
INSTRUMENTS (3.8%)
         244,500       Millipore Corp.                        14,884
         183,700       Tektronix, Inc.                        13,996
         261,400       Waters Corp.                           20,797(2)
                                                          ----------
                                                              49,677
                                                          ----------
INTERNET (6.7%)
         109,125       CacheFlow Inc.                         11,936(2)
         298,900       Gemstar-TV Guide International         26,976(2)
         372,100       Intuit Inc.                            22,279(2)
         218,750       PurchasePro.com                        12,640(2)
         265,600       Safeguard Scientifics                   7,586(2)
          38,000       VeriSign, Inc.                          7,557(2)
                                                          ----------
                                                              88,974
                                                          ----------

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

MEDIA (5.4%)
         149,100       Charter Communications                  2,283
         379,200       Emmis Communications                   12,442(2)
         207,900       Entercom Communications                 8,589(2)
         283,581       NTL Inc.                               12,424(2)
         351,200       Univision Communications               15,497
         750,800       Westwood One                           20,882(2)
                                                          ----------
                                                              72,117
                                                          ----------
RETAIL (3.3%)
         234,400       Best Buy                               14,474(2)
         131,500       Dollar Tree Stores                      5,334(2)
         241,600       Starbucks Corp.                         8,849(2)
         352,600       Tiffany & Co.                          14,677
                                                          ----------
                                                              43,334
                                                          ----------
SEMICONDUCTORS (13.2%)
          77,700       Analog Devices                          7,809(2)
         191,200       Applied Micro Circuits                 38,802(2)
       1,123,000       Atmel Corp.                            22,460(2)
         193,600       GlobeSpan, Inc.                        23,317(2)
         327,400       Integrated Device Technology           28,729(2)
         325,800       Intersil Holding                       17,593(2)
         341,700       KLA-Tencor                             22,424(2)
          35,100       Rambus Inc.                             2,867(2)
         116,300       Vitesse Semiconductor                  10,329(2)
                                                          ----------
                                                             174,330
                                                          ----------
SOFTWARE (14.5%)
          87,700       Adobe Systems                          11,401
         139,900       Art Technology Group                   14,261(2)
         401,900       Bea Systems                            27,354(2)
         190,700       Mercury Interactive                    23,301(2)
          77,900       Micromuse Inc.                         11,831(2)
         484,100       Peregrine Systems                      15,461(2)
         465,900       Portal Software                        25,741(2)
         234,900       Rational Software                      30,229(2)

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000

--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
         236,100       RealNetworks                           11,495(2)
         525,900       Vignette Corp.                         20,050(2)
                                                          ----------
                                                             191,124
                                                          ----------
SYSTEMS (5.1%)
         204,000       Flextronics International              16,996(2)
         183,200       Jabil Circuit                          11,691(2)
         251,300       Sanmina Corp.                          29,653(2)
         217,800       Vishay Intertechnology                  8,780(2)
                                                          ----------
                                                              67,120
                                                          ----------
                       TOTAL COMMON STOCKS (COST
                        $920,749)                          1,269,479
                                                          ----------

      Principal
       Amount
---------------------
REPURCHASE AGREEMENTS (2.9%)
    $ 37,934,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        6.58%, due 9/1/00, dated
                        8/31/00, Maturity Value
                        $37,940,933, Collateralized
                        by $38,150,000 Fannie Mae,
                        Notes, 6.40%, due 9/27/01
                        (Collateral Value
                        $39,076,244)
                        (COST $37,934)                       37,934(3)
                                                         ----------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (11.2%)
      20,000,000       Prudential Funding Corp.,
                        6.45%, due 9/5/00                     19,986
     127,345,387       N&B Securities Lending Quality
                        Fund, LLC                            127,345
                                                          ----------
                       TOTAL SHORT-TERM INVESTMENTS
                        (COST $147,331)                      147,331(3)
                                                          ----------
                       TOTAL INVESTMENTS (110.1%)
                        (COST $1,106,014)                  1,454,744(4)
                       Liabilities, less cash,
                        receivables and other assets
                        [(10.1%)]                           (132,981)
                                                          ----------
                       TOTAL NET ASSETS (100.0%)          $1,321,763
                                                          ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000

--------------------------------------------------------------------------------
          Millennium Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  AirGate PCS                                     3.7%
 2.  Insight Enterprises                             3.6%
 3.  MCK Communications                              3.5%
 4.  LifeMinders, Inc.                               2.9%
 5.  IONA Technologies ADR                           2.5%
 6.  Integrated Device Technology                    2.5%
 7.  AudioCodes Ltd.                                 2.3%
 8.  Corinthian Colleges                             2.2%
 9.  Osicom Technologies                             2.2%
10.  About.com                                       2.1%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (96.6%)
BUSINESS SERVICES (13.0%)
          50,200       Cal Dive International              $  2,887(2)
         138,400       Corinthian Colleges                    7,473(2)
         239,000       Crown Media Holdings                   3,839(2)
         114,450       Iron Mountain                          3,906(2)
          89,600       Manufacturers' Services
                        Limited                               2,285(2)
          97,200       Marine Drilling                        2,643(2)
         102,600       National-Oilwell                       3,559(2)
          90,400       Photon Dynamics                        4,243(2)
          78,200       Precision Drilling                     2,659(2)
          82,600       UTI Energy                             3,077(2)
          78,900       Veeco Instruments                      7,071(2)
                                                           --------
                                                             43,642
                                                           --------
BUSINESS SERVICES - IT BUSINESS SERVICES (0.6%)
          60,300       Hall, Kinion & Associates              1,990(2)
                                                           --------

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

CONSUMER CYCLICAL - CONSUMER MEDIA (1.6%)
         201,800       Entravision Communications             3,998(2)
          80,000       Oakley, Inc.                           1,355(2)
                                                           --------
                                                              5,353
                                                           --------
CONSUMER GOODS & SERVICES (0.8%)
          50,400       Advanced Lighting Technologies           806(2)
          32,000       Proxim, Inc.                           1,922(2)
                                                           --------
                                                              2,728
                                                           --------
ENERGY (4.0%)
         105,100       Hanover Compressor                     3,337(2)
         189,400       Maverick Tube                          5,315(2)
         149,000       Patterson Energy                       4,675(2)
                                                           --------
                                                             13,327
                                                           --------
FINANCIAL SERVICES (2.5%)
          86,000       Affiliated Managers Group              4,794(2)
         111,500       eSPEED, Inc.                           3,429(2)
                                                           --------
                                                              8,223
                                                           --------
HEALTH CARE (9.0%)
          13,600       Arena Pharmaceuticals                    629(2)
          53,800       Cephalon, Inc.                         2,707(2)
          35,500       Charles River Laboratories
                        International                           974(2)
         189,200       ChromaVision Medical Systems           2,365(2)
          25,900       Cubist Pharmaceuticals                 1,583(2)
          15,100       CV Therapeutics                        1,133(2)
          62,200       Enzon, Inc.                            3,786(2)
         196,400       InKine Pharmaceutical                  1,866(2)
          42,500       Noven Pharmaceuticals                  1,785(2)
          50,200       OSI Pharmaceuticals                    2,509(2)
          51,900       Pharmacyclics, Inc.                    2,601(2)
          61,320       Physiometrix, Inc.                     1,418(2)

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Millennium Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
         112,200       PolyMedia Corp.                        3,983(2)
          25,600       Tanox, Inc.                            1,191(2)
          36,800       Titan Pharmaceuticals                  1,727(2)
                                                           --------
                                                             30,257
                                                           --------
HEALTH PRODUCTS & SERVICES (0.4%)
          45,200       Orthodontic Centers of America         1,480(2)
                                                           --------
INTERNET (11.1%)
         164,300       About.com                              7,167(2)
         128,800       IntraNet Solutions                     5,836(2)
         208,700       iVillage Inc.                          1,396(2)
         329,600       LifeMinders, Inc.                      9,888(2)
         484,548       MyPoints.com                           6,602(2)
         112,300       PurchasePro.com                        6,489(2)
                                                           --------
                                                             37,378
                                                           --------
RETAIL (5.1%)
           8,600       Christopher & Banks                      305(2)
         130,500       Factory 2-U Stores                     4,511(2)
         241,700       Insight Enterprises                   12,145(2)
                                                           --------
                                                             16,961
                                                           --------
SEMICONDUCTORS (2.3%)
         104,300       Helix Technology                       3,950
          85,500       SIPEX Corp.                            3,682(2)
                                                           --------
                                                              7,632
                                                           --------
SOFTWARE (4.2%)
         124,300       Accrue Software                        2,649(2)
         203,200       Actuate Software                       5,270(2)
          94,700       Eprise Corp.                           1,474(2)
          63,700       Jack Henry & Associates                2,827
          85,900       Primus Knowledge Solutions             2,024(2)
                                                           --------
                                                             14,244
                                                           --------
TECHNOLOGY (6.2%)
          62,300       Keithley Instruments                   4,731
          45,100       LightPath Technologies                 2,379(2)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

         127,300       Rainbow Technologies                   5,044(2)
         195,150       REMEC, Inc.                            5,562(2)
          38,400       Zygo Corp.                             3,048(2)
                                                           --------
                                                             20,764
                                                           --------
TECHNOLOGY - HARDWARE (9.6%)
          67,600       AudioCodes Ltd.                        7,596(2)
          73,700       Natural MicroSystems                   5,495(2)
         175,800       Netopia, Inc.                          6,439(2)
         123,000       Osicom Technologies                    7,257(2)
          78,800       Virata Corp.                           5,418(2)
                                                           --------
                                                             32,205
                                                           --------
TECHNOLOGY - SEMICONDUCTOR (7.7%)
         434,500       Artisan Components                     4,997(2)
          95,100       Integrated Device Technology           8,345(2)
         138,100       Kopin Corp.                            4,618(2)
         140,900       Oak Technology                         4,104(2)
          96,900       Parlex Corp.                           3,694(2)
                                                           --------
                                                             25,758
                                                           --------
TECHNOLOGY - SOFTWARE (5.4%)
         114,000       Allaire Corp.                          3,869(2)
         101,500       IONA Technologies ADR                  8,456(2)
          14,000       Netegrity, Inc.                        1,232(2)
         102,400       SERENA Software                        4,506(2)
                                                           --------
                                                             18,063
                                                           --------
TELECOMMUNICATIONS (13.1%)
         180,800       AirGate PCS                           12,306(2)
          86,300       Alamosa PCS Holdings                   2,147(2)
         403,600       MCK Communications                    11,603(2)
         146,800       Pinnacle Holdings                      5,909(2)
          35,600       SBA Communications                     1,588(2)
         203,200       SMTC Corp.                             4,877(2)

                                                                 August 31, 2000
--------------------------------------------------------------------------------

          Millennium Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
         200,400       UbiquiTel Inc.                         2,279(2)
         210,800       US Unwired                             3,149(2)
                                                           --------
                                                             43,858
                                                           --------
                       TOTAL COMMON STOCKS (COST
                        $269,160)                           323,863
                                                           --------

      Principal
       Amount
---------------------
REPURCHASE AGREEMENTS (1.1%)
     $ 3,760,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        6.58%, due 9/1/00, dated
                        8/31/00, Maturity Value
                        $3,760,687, Collateralized by
                        $3,785,000 Fannie Mae, Notes,
                        6.40%, due 9/27/01
                        (Collateral Value $3,876,896)
                         (COST $3,760)                       3,760(3)
                                                          --------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (15.9%)
     $53,425,725       N&B Securities Lending Quality
                        Fund, LLC  (COST $53,426)          $ 53,426(3)
                                                           --------
                       TOTAL INVESTMENTS (113.6%)
                        (COST $326,346)                     381,049(4)
                       Liabilities, less cash,
                        receivables and other assets
                        [(13.6%)]                           (45,481)
                                                           --------
                       TOTAL NET ASSETS (100.0%)           $335,568
                                                           --------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------
          Partners Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Lexmark International Group                     3.5%
 2.  Kroger Co.                                      3.5%
 3.  Chase Manhattan                                 3.1%
 4.  Computer Sciences                               2.9%
 5.  CIGNA Corp.                                     2.6%
 6.  News Corp. ADR                                  2.5%
 7.  IBM                                             2.4%
 8.  Exxon Mobil                                     2.4%
 9.  The Williams Cos.                               2.4%
10.  XL Capital                                      2.3%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (95.4%)
AUTOMOBILE MANUFACTURING (0.7%)
         265,500       General Motors                     $   19,166
                                                          ----------
AUTO/TRUCK REPLACEMENT PARTS (0.8%)
       1,007,800       Lear Corp.                             21,731(2)
                                                          ----------
BANKING & FINANCIAL (8.6%)
         987,700       Bank of New York                       51,793
       1,611,750       Chase Manhattan                        90,056
         847,600       Citigroup Inc.                         49,479
          73,200       Countrywide Credit Industries           2,772
       1,252,100       Wells Fargo                            54,075
                                                          ----------
                                                             248,175
                                                          ----------
CHEMICALS (2.7%)
       1,374,000       Alcoa Inc.                             45,685
         704,000       duPont                                 31,592
                                                          ----------
                                                              77,277
                                                          ----------
COMMUNICATIONS (3.5%)
         885,300       AT&T Corp.                             27,887
         588,500       NTL Inc.                               25,783(2)
       1,310,000       WorldCom, Inc.                         47,815(2)
                                                          ----------
                                                             101,485
                                                          ----------

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

CONSUMER PRODUCTS & SERVICES (2.1%)
         458,532       Clear Channel Communications       $   33,186(2)
         734,900       Pitney Bowes                           26,870
                                                          ----------
                                                              60,056
                                                          ----------
DIVERSIFIED (3.2%)
          19,000       Berkshire Hathaway Class B             36,347(2)
         766,900       Procter & Gamble                       47,404
         375,400       Thermo Electron                         8,728(2)
                                                          ----------
                                                              92,479
                                                          ----------
ENTERTAINMENT (1.1%)
       1,628,800       Carnival Corp.                         32,474
                                                          ----------
FINANCIAL SERVICES (5.1%)
       1,535,900       Ceridian Corp.                         37,150(2)
         284,200       Morgan Stanley Dean Witter             30,569
         494,900       Providian Financial                    56,883
         549,200       USA Education                          21,522
                                                          ----------
                                                             146,124
                                                          ----------
FOOD & TOBACCO (2.0%)
         727,900       Anheuser-Busch                         57,368
                                                          ----------
FOOD PRODUCTS (3.5%)
       4,386,600       Kroger Co.                             99,521(2)
                                                          ----------
GAS (1.9%)
       1,216,900       Praxair, Inc.                          53,848
                                                          ----------
HEALTH CARE (10.8%)
         774,200       American Home Products                 41,952
         735,700       Bristol-Myers Squibb                   38,992
         757,000       CIGNA Corp.                            73,618
         407,200       Johnson & Johnson                      37,437
         920,200       Merck & Co.                            64,299
         479,800       Pharmacia Corp.                        28,098
         681,600       Schering-Plough                        27,349
                                                          ----------
                                                             311,745
                                                          ----------
INDUSTRIAL GOODS & SERVICES (2.2%)
       1,022,300       General Dynamics                       64,341
                                                          ----------

                                                                 August 31, 2000
--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
INSURANCE (5.7%)
         507,500       American International Group       $   45,231
       1,379,800       Aon Corp.                              51,484
         960,159       XL Capital                             66,191
                                                          ----------
                                                             162,906
                                                          ----------
MEDIA & ENTERTAINMENT (1.8%)
       1,306,000       Walt Disney                            50,852
                                                          ----------
OIL & GAS (7.9%)
         549,900       Anadarko Petroleum                     36,167
         473,900       Chevron Corp.                          40,045
         848,500       Exxon Mobil                            69,259
         807,000       Halliburton Co.                        42,771
         670,400       Transocean Sedco Forex                 40,056
                                                          ----------
                                                             228,298
                                                          ----------
RESTAURANTS (1.1%)
       1,073,100       McDonald's Corp.                       32,059
                                                          ----------
RETAILING (1.4%)
         736,600       Costco Wholesale                       25,367(2)
         610,900       Target Corp.                           14,203
                                                          ----------
                                                              39,570
                                                          ----------
TECHNOLOGY (20.4%)
         400,000       Apple Computer                         24,375(2)
       2,027,400       Cadence Design Systems                 43,082(2)
       1,062,300       Computer Associates                    33,728
       1,047,400       Computer Sciences                      82,810(2)
         599,300       Gateway Inc.                           40,812(2)
       1,648,500       General Motors Class H                 54,606(2)
         528,800       IBM                                    69,802

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

       1,478,800       Lexmark International Group        $  100,281(2)
         405,600       Micron Technology                      33,158(2)
       1,685,800       Motorola, Inc.                         60,794
       1,911,400       Parametric Technology                  25,565(2)
         144,300       Samsung Electronics GDR                18,182(7)
                                                          ----------
                                                             587,195
                                                          ----------
TELECOMMUNICATIONS (6.5%)
       1,771,800       AT&T Corp.- Liberty Media
                        Group Class A                         37,872(2)
         765,500       AT&T Wireless Group                    20,047(2)
         237,400       Crown Castle International              8,235(2)
         793,500       Nextel Communications                  43,990(2)
       1,341,582       Verizon Communications                 58,526
         709,400       WinStar Communications                 19,065(2)
                                                          ----------
                                                             187,735
                                                          ----------
UTILITIES (2.4%)
       1,490,900       The Williams Cos.                      68,674
                                                          ----------
                       TOTAL COMMON STOCKS (COST
                        $2,396,081)                        2,743,079
                                                          ----------
PREFERRED STOCKS (2.5%)
       1,617,100       News Corp. ADR  (COST $42,513)         71,557
                                                          ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000

--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
REPURCHASE AGREEMENTS (1.5%)
     $42,017,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        6.58%, due 9/1/00, dated
                        8/31/00, Maturity Value
                        $42,024,680, Collateralized
                        by $42,255,000 Fannie Mae,
                        Notes, 6.40%, due 9/27/01
                        (Collateral Value
                        $43,280,909)  (COST $42,017)      $   42,017(3)
                                                          ----------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (2.2%)
     $64,211,597       N&B Securities Lending Quality
                        Fund, LLC  (COST $64,212)         $   64,212(3)
                                                          ----------
                       TOTAL INVESTMENTS (101.6%)
                        (COST $2,544,823)                  2,920,865(4)
                       Liabilities, less cash,
                        receivables and other assets
                        [(1.6%)]                             (46,733)
                                                          ----------
                       TOTAL NET ASSETS (100.0%)          $2,874,132
                                                          ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000

--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Citigroup Inc.                                  5.1%
 2.  Intel Corp.                                     4.9%
 3.  Anadarko Petroleum                              4.6%
 4.  Compaq Computer                                 3.7%
 5.  Hewlett-Packard                                 3.4%
 6.  KeySpan Corp.                                   3.0%
 7.  Comcast Corp. Class A Special                   3.0%
 8.  Enron Corp.                                     2.9%
 9.  Hartford Financial Services Group               2.9%
10.  Tyco International                              2.9%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (98.6%)
BANKING (2.4%)
        180,000        Dime Bancorp                        $  3,308
                                                           --------
BASIC MATERIALS (1.1%)
         46,200        Alcoa Inc.                             1,536
                                                           --------
COMMUNICATIONS (3.0%)
        109,000        Comcast Corp. Class A Special          4,060(2)
                                                           --------
CONSUMER GOODS & SERVICES (5.0%)
         53,300        Kimberly-Clark                         3,118
         94,000        Marriott International                 3,713
                                                           --------
                                                              6,831
                                                           --------
DIVERSIFIED (8.1%)
         60,000        Danaher Corp.                          3,371
         40,000        Minnesota Mining &
                        Manufacturing                         3,720
         70,000        Tyco International                     3,990
                                                           --------
                                                             11,081
                                                           --------

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

ENERGY (7.3%)
         50,000        BP Amoco ADR                        $  2,762
        120,000        KeySpan Corp.                          4,133
         37,000        Schlumberger Ltd.                      3,157
                                                           --------
                                                             10,052
                                                           --------
ENTERTAINMENT (2.9%)
        137,000        Fox Entertainment Group                3,964(2)
                                                           --------
FINANCIAL SERVICES (16.6%)
         40,500        American International Group           3,610
         62,000        AXA Financial                          3,208
         56,400        Chase Manhattan                        3,151
        120,000        Citigroup Inc.                         7,005
         60,000        Hartford Financial Services
                        Group                                 3,998
         16,000        Morgan Stanley Dean Witter             1,721
                                                           --------
                                                             22,693
                                                           --------
HEALTH CARE (11.3%)
         60,000        Bristol-Myers Squibb                   3,180
        150,000        IMS Health                             2,831
         22,800        Johnson & Johnson                      2,096
         86,250        Pfizer Inc.                            3,730
         42,900        Wellpoint Health Networks              3,703(2)
                                                           --------
                                                             15,540
                                                           --------
OIL & GAS (11.7%)
         95,000        Anadarko Petroleum                     6,248
         44,000        Cooper Cameron                         3,424(2)
         47,300        Enron Corp.                            4,014
         50,600        Nabors Industries                      2,407(2)
                                                           --------
                                                             16,093
                                                           --------
PUBLISHING & BROADCASTING (1.7%)
         78,800        Valassis Communications                2,275(2)
                                                           --------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000

--------------------------------------------------------------------------------

          Socially Responsive Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
RETAIL (3.3%)
         60,000        Safeway Inc.                        $  2,959(2)
         67,200        Target Corp.                           1,562
                                                           --------
                                                              4,521
                                                           --------
RETAILING (1.4%)
         40,000        Wal-Mart Stores                        1,898
                                                           --------
TECHNOLOGY (16.9%)
         55,100        Agilent Technologies                   3,323(2)
        150,000        Compaq Computer                        5,110
         39,100        Hewlett-Packard                        4,721
         25,000        IBM                                    3,300
         88,800        Intel Corp.                            6,649
                                                           --------
                                                             23,103
                                                           --------
TELECOMMUNICATIONS (5.9%)
         40,000        NTL Inc.                               1,753(2)
         70,000        SBC Communications                     2,923
          8,900        TyCom, Ltd.                              370(2)
         81,900        WorldCom, Inc.                         2,989(2)
                                                           --------
                                                              8,035
                                                           --------
                       TOTAL COMMON STOCKS (COST
                        $95,854)                            134,990
                                                           --------

      Principal
       Amount
---------------------
REPURCHASE AGREEMENTS (1.3%)
     $1,720,000        State Street Bank and Trust
                        Co. Repurchase Agreement,
                        6.58%, due 9/1/00, dated
                        8/31/00, Maturity Value
                        $1,720,314, Collateralized by
                        $1,730,000 Fannie Mae, Notes,
                        6.40%, due 9/27/01
                        (Collateral Value $1,772,003)
                         (COST $1,720)                       1,720(3)
                                                          --------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (0.3%)
     $  100,000        Community Capital Bank, 5.00%,
                        due 9/30/00                        $    100
        100,000        Self Help Credit Union, 5.92%,
                        due 11/21/00                            100
        244,761        N&B Securities Lending Quality
                        Fund, LLC                               245
                                                           --------
                       TOTAL SHORT-TERM INVESTMENTS
                        (COST $445)                             445(3)
                                                           --------
                       TOTAL INVESTMENTS (100.2%)
                        (COST $98,019)                      137,155(4)
                       Liabilities, less cash,
                        receivables and other assets
                        [(0.2%)]                               (254)
                                                           --------
                       TOTAL NET ASSETS (100.0%)           $136,901
                                                           --------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
                                                                 August 31, 2000
----------------------------------------------------------------------
          Equity Managers Trust
1) Investment securities of each Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Portfolios value all other securities by a method the trustees of Equity Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Non-income producing security.
3) At cost, which approximates market value.
4) At August 31, 2000, selected Portfolio information on a U.S. Federal income tax basis was as follows:

                                                              GROSS             GROSS
                                                            UNREALIZED        UNREALIZED     NET UNREALIZED
NEUBERGER BERMAN                            COST           APPRECIATION      DEPRECIATION     APPRECIATION
-----------------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO                        $1,168,582,000     $1,196,466,000     $ 9,026,000     $1,187,440,000
GENESIS PORTFOLIO                       1,579,972,000        420,625,000     108,366,000        312,259,000
GUARDIAN PORTFOLIO                      3,115,046,000        839,660,000      67,466,000        772,194,000
MANHATTAN PORTFOLIO                     1,106,100,000        380,421,000      31,777,000        348,644,000
MILLENNIUM PORTFOLIO                      329,240,000         72,651,000      20,842,000         51,809,000
PARTNERS PORTFOLIO                      2,555,689,000        472,050,000     106,874,000        365,176,000
SOCIALLY RESPONSIVE PORTFOLIO              98,032,000         40,680,000       1,557,000         39,123,000

5) Affiliated issuer (see Note E of Notes to Financial Statements).

6) The following securities were held in escrow at August 31, 2000, to cover outstanding call options written:

                                                                                    PREMIUM
                                             SECURITIES AND      MARKET VALUE         ON         MARKET VALUE
NEUBERGER BERMAN                SHARES          OPTIONS          OF SECURITIES      OPTIONS       OF OPTIONS
-------------------------------------------------------------------------------------------------------------
GUARDIAN PORTFOLIO              800,000       Pfizer Inc.         $34,600,000     $4,575,847     $ 2,150,000
                                             December 2000
                                                  @ 45
                                97,000      Wellpoint Health        8,372,313        870,061         606,250
                                                Networks
                                           January 2001 @ 100
                                160,000      Citigroup Inc.         9,340,000        415,186         320,000
                                           October 2000 @ 60
                                280,000    Rational Software       36,032,500      5,976,474      10,080,000
                                           January 2001 @ 105
                                125,000     Hewlett-Packard        15,093,750      1,511,824       1,945,313
                                             November 2000
                                                 @ 115

7) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers under Rule 144A. At August 31, 2000, these securities amounted to $18,182,000 or 0.6% of net assets for Neuberger Berman Partners Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS

                  (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------
          Equity Managers Trust

                                                        FOCUS         GENESIS
(000'S OMITTED)                                       PORTFOLIO      PORTFOLIO
                                                    ----------------------------
ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of
        Investments:
          Unaffiliated issuers                      $  2,225,166   $  1,686,348
          Non-controlled affiliated issuers              130,856        205,883
                                                    ----------------------------
                                                       2,356,022      1,892,231
      Cash                                                     1              1
      Dividends and interest receivable                      936          1,609
      Prepaid expenses and other assets                       16             28
      Receivable for securities sold                      33,969          1,994
      Receivable for variation margin (Note A)                --             --
                                                    ----------------------------
                                                       2,390,944      1,895,863
                                                    ----------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                              --             --
      Payable for collateral on securities loaned
        (Note A)                                          10,008         36,226
      Payable for securities purchased                     9,666          7,124
      Payable to investment manager (Note B)                 869          1,088
      Accrued expenses and other payables                    143            297
                                                    ----------------------------
                                                          20,686         44,735
                                                    ----------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $  2,370,258   $  1,851,128
                                                    ----------------------------

NET ASSETS consist of:
      Paid-in capital                               $  1,179,587   $  1,536,941
      Net unrealized appreciation in value of
        investment securities, financial futures
        contracts, and option contracts                1,190,671        314,187
                                                    ----------------------------
NET ASSETS                                          $  2,370,258   $  1,851,128
                                                    ----------------------------
*Cost of investments:
Unaffiliated issuers                                $  1,063,334   $  1,343,716
Non-controlled affiliated issuers                        102,017        234,328
                                                    ----------------------------
      Total cost of investments                     $  1,165,351   $  1,578,044
                                                    ----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 August 31, 2000
----------------------------------------------------------------------
          Equity Managers Trust

                                                                                                                  SOCIALLY
                                                      GUARDIAN       MANHATTAN     MILLENNIUM      PARTNERS      RESPONSIVE
                                                      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                    -------------------------------------------------------------------------
ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of
        Investments:
          Unaffiliated issuers                      $  3,887,240   $  1,454,744   $    381,049   $  2,920,865   $    137,155
          Non-controlled affiliated issuers                   --             --             --             --             --
                                                    -------------------------------------------------------------------------
                                                       3,887,240      1,454,744        381,049      2,920,865        137,155
      Cash                                                     1              1             --              1             --
      Dividends and interest receivable                    4,586            703            265          3,880            110
      Prepaid expenses and other assets                       65             80             28             68              3
      Receivable for securities sold                     127,496          3,355         21,254         28,678             --
      Receivable for variation margin (Note A)             4,136             --             --             --             --
                                                    -------------------------------------------------------------------------
                                                       4,023,524      1,458,883        402,596      2,953,492        137,268
                                                    -------------------------------------------------------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                          15,102             --             --             --             --
      Payable for collateral on securities loaned
        (Note A)                                          89,019        127,345         53,426         64,212            245
      Payable for securities purchased                    77,540          8,544         13,073         13,557             --
      Payable to investment manager (Note B)               1,432            518            220          1,106             61
      Accrued expenses and other payables                    552            713            309            485             61
                                                    -------------------------------------------------------------------------
                                                         183,645        137,120         67,028         79,360            367
                                                    -------------------------------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $  3,839,879   $  1,321,763   $    335,568   $  2,874,132   $    136,901
                                                    -------------------------------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                               $  3,037,228   $    973,033   $    280,865   $  2,498,090   $     97,765
      Net unrealized appreciation in value of
        investment securities, financial futures
        contracts, and option contracts                  802,651        348,730         54,703        376,042         39,136
                                                    -------------------------------------------------------------------------
NET ASSETS                                          $  3,839,879   $  1,321,763   $    335,568   $  2,874,132   $    136,901
                                                    -------------------------------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $  3,091,259   $  1,106,014   $    326,346   $  2,544,823   $     98,019
Non-controlled affiliated issuers                             --             --             --             --             --
                                                    -------------------------------------------------------------------------
      Total cost of investments                     $  3,091,259   $  1,106,014   $    326,346   $  2,544,823   $     98,019
                                                    -------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------
          Equity Managers Trust

                                                        FOCUS       GENESIS
(000'S OMITTED)                                       PORTFOLIO    PORTFOLIO
                                                     ------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers        $   12,183   $   12,039
      Dividend income -- non-controlled affiliated
        issuers                                           1,013        2,354
      Interest income                                     1,702        5,017
      Foreign taxes withheld (Note A)                        --           --
                                                     ------------------------
        Total income                                     14,898       19,410
                                                     ------------------------
    Expenses:
      Investment management fee (Note B)                  8,689       11,889
      Accounting fees                                        10           10
      Auditing fees                                          45           41
      Custodian fees (Note B)                               308          320
      Insurance expense                                      21           21
      Legal fees                                             23           20
      Trustees' fees and expenses                            27           25
      Miscellaneous                                          --           33
                                                     ------------------------
        Total expenses                                    9,123       12,359
      Expenses reduced by custodian fee expense
        offset arrangement (Note B)                          (5)          (3)
                                                     ------------------------
        Total net expenses                                9,118       12,356
                                                     ------------------------
        Net investment income (loss)                      5,780        7,054
                                                     ------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
      sold in unaffiliated issuers                      162,326      201,347
    Net realized gain (loss) on investment
      securities sold in non-controlled affiliated
      issuers                                            13,304       (3,841)
    Net realized gain (loss) on option contracts
      (Note A)                                              263           --
    Net realized loss on financial futures
      contracts (Note A)                                     --           --
    Change in net unrealized appreciation of
      investment securities, financial futures
      contracts and option contracts (Note A)           683,324      173,266
                                                     ------------------------
        Net gain on investments                         859,217      370,772
                                                     ------------------------
        Net increase in net assets resulting from
          operations                                 $  864,997   $  377,826
                                                     ------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                              For the Year Ended August 31, 2000
----------------------------------------------------------------------
          Equity Managers Trust

                                                                                                                SOCIALLY
                                                     GUARDIAN      MANHATTAN     MILLENNIUM      PARTNERS      RESPONSIVE
                                                     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                    -----------------------------------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $   47,067   $        624   $         33   $     41,798   $      1,630
      Dividend income -- non-controlled affiliated
        issuers                                             --             --             --             --             --
      Interest income                                   13,511          3,307          1,012          4,009            476
      Foreign taxes withheld (Note A)                     (347)            --             --           (220)            (3)
                                                    -----------------------------------------------------------------------
        Total income                                    60,231          3,931          1,045         45,587          2,103
                                                    -----------------------------------------------------------------------
    Expenses:
      Investment management fee (Note B)                18,304          4,978          2,006         14,477          1,033
      Accounting fees                                       10             10             10             10             10
      Auditing fees                                         51             40             17             48             30
      Custodian fees (Note B)                              616            217            117            497             80
      Insurance expense                                     63              8              1             48              5
      Legal fees                                            22             27             25             22             38
      Trustees' fees and expenses                           51             17              9             42              7
      Miscellaneous                                         --             23              6             --             --
                                                    -----------------------------------------------------------------------
        Total expenses                                  19,117          5,320          2,191         15,144          1,203
      Expenses reduced by custodian fee expense
        offset arrangement (Note B)                        (26)            (2)            (9)           (31)            (1)
                                                    -----------------------------------------------------------------------
        Total net expenses                              19,091          5,318          2,182         15,113          1,202
                                                    -----------------------------------------------------------------------
        Net investment income (loss)                    41,140         (1,387)        (1,137)        30,474            901
                                                    -----------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
      sold in unaffiliated issuers                     461,016        313,974         42,114        198,792         61,526
    Net realized gain (loss) on investment
      securities sold in non-controlled affiliated
      issuers                                               --             --             --             --             --
    Net realized gain (loss) on option contracts
      (Note A)                                         (92,778)            --             --             --             --
    Net realized loss on financial futures
      contracts (Note A)                                (5,940)            --             --             --             --
    Change in net unrealized appreciation of
      investment securities, financial futures
      contracts and option contracts (Note A)          221,730        226,396         48,586         16,151        (58,823)
                                                    -----------------------------------------------------------------------
        Net gain on investments                        584,028        540,370         90,700        214,943          2,703
                                                    -----------------------------------------------------------------------
        Net increase in net assets resulting from
          operations                                $  625,168   $    538,983   $     89,563   $    245,417   $      3,604
                                                    -----------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------
          Equity Managers Trust

                                                    FOCUS                      GENESIS
                                                  PORTFOLIO                   PORTFOLIO
                                                     Year                        Year
                                                    Ended                       Ended
                                                  August 31,                  August 31,
(000'S OMITTED)                               2000          1999          2000          1999
                                          ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $     5,780   $     5,971   $     7,054   $    18,739
    Net realized gain (loss) on
      investments                             175,893       203,107       197,506      (110,390)
    Change in net unrealized
      appreciation (depreciation) of
      investments                             683,324       283,206       173,266       413,682
                                          ------------------------------------------------------
    Net increase in net assets resulting
      from operations                         864,997       492,284       377,826       322,031
                                          ------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                 293,813        50,568       242,189       528,302
    Reductions                               (334,950)     (313,932)     (519,991)     (911,584)
                                          ------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests      (41,137)     (263,364)     (277,802)     (383,282)
                                          ------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS         823,860       228,920       100,024       (61,251)
NET ASSETS:
    Beginning of year                       1,546,398     1,317,478     1,751,104     1,812,355
                                          ------------------------------------------------------
    End of year                           $ 2,370,258   $ 1,546,398   $ 1,851,128   $ 1,751,104
                                          ------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Managers Trust

                                                   GUARDIAN                   MANHATTAN                     MILLENNIUM
                                                  PORTFOLIO                   PORTFOLIO                      PORTFOLIO
                                                                                                                   Period from
                                                                                                                October 20, 1998
                                                     Year                        Year                 Year        (Commencement
                                                    Ended                       Ended                Ended      of Operations) to
                                                  August 31,                  August 31,           August 31,      August 31,
                                              2000          1999          2000          1999          2000            1999
                                          ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    41,140   $    60,087   $    (1,387)  $      (502)  $    (1,137)      $      (186)
    Net realized gain (loss) on
      investments                             362,298       991,845       313,974        57,698        42,114             8,249
    Change in net unrealized
      appreciation (depreciation) of
      investments                             221,730       406,548       226,396       135,208        48,586             6,117
                                          ---------------------------------------------------------------------------------------
    Net increase in net assets resulting
      from operations                         625,168     1,458,480       538,983       192,404        89,563            14,180
                                          ---------------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                  61,327       164,857       350,012        47,432       256,345            57,892
    Reductions                             (1,570,336)   (2,687,422)     (180,091)     (150,336)      (78,577)           (3,835)
                                          ---------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests   (1,509,009)   (2,522,565)      169,921      (102,904)      177,768            54,057
                                          ---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS        (883,841)   (1,064,085)      708,904        89,500       267,331            68,237
NET ASSETS:
    Beginning of year                       4,723,720     5,787,805       612,859       523,359        68,237                --
                                          ---------------------------------------------------------------------------------------
    End of year                           $ 3,839,879   $ 4,723,720   $ 1,321,763   $   612,859   $   335,568       $    68,237
                                          ---------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Managers Trust

                                                                               SOCIALLY
                                                   PARTNERS                   RESPONSIVE
                                                  PORTFOLIO                   PORTFOLIO
                                                     Year                        Year
                                                    Ended                       Ended
                                                  August 31,                  August 31,
(000'S OMITTED)                               2000          1999          2000          1999
                                          ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    30,474   $    51,968   $       901   $     2,271
    Net realized gain (loss) on
      investments                             198,792       353,820        61,526        22,484
    Change in net unrealized
      appreciation (depreciation) of
      investments                              16,151       531,136       (58,823)       81,446
                                          ------------------------------------------------------
    Net increase in net assets resulting
      from operations                         245,417       936,924         3,604       106,201
                                          ------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                 114,599       230,354        34,685        53,231
    Reductions                             (1,254,624)     (979,875)     (298,501)      (45,169)
                                          ------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests   (1,140,025)     (749,521)     (263,816)        8,062
                                          ------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS        (894,608)      187,403      (260,212)      114,263
NET ASSETS:
    Beginning of year                       3,768,740     3,581,337       397,113       282,850
                                          ------------------------------------------------------
    End of year                           $ 2,874,132   $ 3,768,740   $   136,901   $   397,113
                                          ------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 2000
----------------------------------------------------------------------
          Equity Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Focus Portfolio ("Focus"), Neuberger Berman Genesis Portfolio ("Genesis"), Neuberger Berman Guardian Portfolio ("Guardian"), Neuberger Berman Manhattan Portfolio ("Manhattan"), Neuberger Berman Millennium Portfolio ("Millennium"), Neuberger Berman Partners Portfolio ("Partners"), and Neuberger Berman Socially Responsive Portfolio ("Socially Responsive") (collectively, the "Portfolios") are separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Millennium had no operations until October 20, 1998, other than matters relating to its organization and registration as a series of Managers Trust. Other regulated investment companies sponsored by Neuberger Berman Management Inc. ("Management"), whose financial statements are not presented herein, also invest in Managers Trust.
      The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
5) TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each Portfolio of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax.
6) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
7) EXPENSE ALLOCATION: Each Portfolio bears all costs of its operations. Expenses incurred by Managers Trust with respect to any two or more portfolios are allocated in proportion to the net assets of such portfolios, except where a more appropriate allocation of expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.
8) CALL OPTIONS: Premiums received by each Portfolio upon writing a covered call option are recorded in the liability section of each Portfolio's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Portfolio realizes a gain or loss and the liability is eliminated. A Portfolio bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.
   Summary of option transactions for the year ended August 31, 2000:

                                                    VALUE
                                                     WHEN
FOCUS                                 NUMBER       WRITTEN
-------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/99          3,000     $    441,000
CONTRACTS WRITTEN                      2,000        1,078,000
CONTRACTS EXPIRED                     (1,600)        (533,000)
CONTRACTS EXERCISED                        0                0
CONTRACTS CLOSED                      (3,400)        (986,000)
                                     ------------------------
CONTRACTS OUTSTANDING 8/31/00              0     $          0
                                     ------------------------

                                                        VALUE
                                                         WHEN
GUARDIAN                               NUMBER          WRITTEN
-----------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/99            23,750      $ 15,446,000
CONTRACTS WRITTEN                        86,796        79,702,000
CONTRACTS EXPIRED                        (5,000)       (2,985,000)
CONTRACTS EXERCISED                      (4,769)       (2,647,000)
CONTRACTS CLOSED                        (86,157)      (76,167,000)
                                     ----------------------------
CONTRACTS OUTSTANDING 8/31/00            14,620      $ 13,349,000
                                     ----------------------------

9) FINANCIAL FUTURES CONTRACTS: Each Portfolio may buy and sell stock index futures contracts for purposes of managing cash flow. Millennium and Socially Responsive may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. At the time a Portfolio enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Portfolios as unrealized gains or losses.
      Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Portfolio recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.
      For U.S. Federal income tax purposes, the futures transactions undertaken by a Portfolio may cause that Portfolio to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Portfolios. Also, a Portfolio's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Portfolio's taxable income. During the year ended August 31, 2000, Focus, Genesis, Manhattan, Millennium, Partners, and Socially Responsive did not enter into any financial futures contracts.
      At August 31, 2000, open positions in financial futures contracts for Guardian were as follows:

                                                            UNREALIZED
EXPIRATION                OPEN CONTRACTS        POSITION   APPRECIATION
-----------------------------------------------------------------------
September 2000            940 S&P 500 Futures     Long      $8,422,000

      At August 31, 2000, Guardian had the following securities deposited in a segregated account to cover margin requirements on open financial futures contracts:

PRINCIPAL
AMOUNT                                 SECURITY
--------------------------------------------------------------------------
$8,000,000  Federal Farm Credit Bank, Discount Notes, 6.36%, due 9/18/2000
 8,000,000  Fannie Mae, Discount Notes, 6.38%, due 9/21/2000
 8,000,000  Freddie Mac, Discount Notes, 6.41%, due 9/28/2000

10) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Portfolios make security loans. The Portfolios will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of their investors from qualifying as a regulated investment company. The Portfolios entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Portfolios receive cash collateral equal to at least 100% of the current market value of the loaned securities. The Portfolios invest the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Managers Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Portfolios receive a fee, payable monthly, negotiated by the Portfolios and Morgan, based on the number and duration of the lending transactions. At August 31, 2000, the value of the securities loaned and the value of the collateral were as follows:

                                        VALUE OF
                                       SECURITIES       VALUE OF
                                         LOANED        COLLATERAL
-------------------------------------------------------------------
FOCUS                                $    9,812,000  $   10,008,000
GENESIS                                  35,516,000      36,226,000
GUARDIAN                                 87,274,000      89,019,000
MANHATTAN                               124,848,000     127,345,000
MILLENNIUM                               52,378,000      53,426,000
PARTNERS                                 62,953,000      64,212,000
SOCIALLY RESPONSIVE                         240,000         245,000

11) REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements with institutions that the Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Portfolio to obtain those securities in the event of a default under the repurchase agreement. A Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Portfolio under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   Each Portfolio retains Management as its investment manager under a Management Agreement. For such investment management services, each Portfolio (except Genesis and Millennium) pays Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Genesis and Millennium pay Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Portfolio. Several individuals who are officers and/or trustees of Managers Trust are also employees of Neuberger and/or Management.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $5,067, $2,694, $26,334, $1,460, $9,400, $31,086, and $888, for Focus, Genesis,
Guardian, Manhattan, Millennium, Partners, and Socially Responsive, respectively.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended August 31, 2000, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and option contracts) as follows:

                                       PURCHASES         SALES
-------------------------------------------------------------------
FOCUS                                $  985,133,000  $1,020,999,000
GENESIS                                 592,552,000     899,085,000
GUARDIAN                              3,199,167,000   4,688,263,000
MANHATTAN                             1,124,602,000     967,149,000
MILLENNIUM                              563,624,000     392,803,000
PARTNERS                              2,963,180,000   3,916,490,000
SOCIALLY RESPONSIVE                     139,353,000     379,760,000

   During the year ended August 31, 2000, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                                         OTHER
                                       NEUBERGER        BROKERS          TOTAL
-----------------------------------------------------------------------------------
FOCUS                                  $  895,000      $  775,000    $    1,670,000
GENESIS                                   681,000         965,000         1,646,000
GUARDIAN                                5,141,000       3,978,000         9,119,000
MANHATTAN                                 199,000         600,000           799,000
MILLENNIUM                                 58,000          80,000           138,000
PARTNERS                                3,901,000       3,199,000         7,100,000
SOCIALLY RESPONSIVE                       261,000         111,000           372,000

NOTE D -- LINE OF CREDIT:
   At August 31, 2000, Genesis, Manhattan, and Millennium were three of the holders of a single committed, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per annum. A facility fee of 0.09% (0.07% prior to October 1, 1999) per annum of the available line of credit is charged, of which Genesis, Manhattan, and Millennium each has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Portfolio will have access to the entire $100,000,000 at any particular time. Genesis, Manhattan, and Millennium had no loans outstanding pursuant to this line of credit at August 31, 2000. During the year ended
August 31, 2000, Genesis, Manhattan, and Millennium did not utilize this line of credit.

NOTE E -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                    FOCUS
                                                 BALANCE OF       GROSS         GROSS       BALANCE OF
                                                 SHARES HELD    PURCHASES       SALES       SHARES HELD       VALUE
                                                 AUGUST 31,        AND           AND        AUGUST 31,     AUGUST 31,
NAME OF ISSUER:                                     1999        ADDITIONS     REDUCTIONS       2000           2000
----------------------------------------------------------------------------------------------------------------------
Furniture Brands International                    1,800,000     1,700,000             0      3,500,000     $56,437,000

Nationwide Financial Services                       568,700     1,235,400        59,100      1,745,000      69,582,000

Photronics, Inc.**                                1,302,500             0     1,137,500        165,000       4,837,000

                   GENESIS
                                                 BALANCE OF       GROSS        GROSS       BALANCE OF
                                                 SHARES HELD    PURCHASES      SALES       SHARES HELD       VALUE
                                                 AUGUST 31,        AND          AND        AUGUST 31,     AUGUST 31,
NAME OF ISSUER:                                     1999        ADDITIONS    REDUCTIONS       2000           2000
---------------------------------------------------------------------------------------------------------------------
AAR Corp.                                         1,771,350       85,900       430,200      1,427,050     $16,054,000

Alliant Techsystems                                 663,200        6,000       136,400        532,800      41,059,000

Aviall Inc.**                                     1,219,500            0       465,400        754,100       4,525,000

Davox Corp.**                                     1,075,600      386,300       654,000        807,900      10,200,000
DONCASTERS PLC ADR**                                478,300            0       478,300              0               0

Fair, Isaac & Co.                                   343,500      500,200         4,200        839,500      38,565,000

Highland Bancorp                                    331,400            0             0        331,400       8,368,000

Mentor Corp.                                        885,300      310,800         5,000      1,191,100      25,236,000

META Group                                                0      632,000         7,000        625,000       9,062,000

Primex Technologies                                 800,400        7,000        78,100        729,300      17,685,000
SOS Staffing Services                               814,400            0        25,000        789,400       2,171,000
Scottish Annuity & Life Holdings                    857,900       33,600             0        891,500       8,135,000
Wallace Computer Services                         1,247,400      892,100         4,200      2,135,300      24,823,000

 *AFFILIATED ISSUERS, AS DEFINED IN THE 1940 ACT, INCLUDE ISSUERS IN WHICH THE
  PORTFOLIO HELD 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES.
**AT AUGUST 31, 2000, THE ISSUERS OF THESE SECURITIES WERE NO LONGER AFFILIATED
  WITH THE PORTFOLIO.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Focus Portfolio

                                                              Year Ended August 31,
                                               2000        1999        1998        1997        1996
                                             --------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(1)                               .50%        .51%        .51%        .53%        .54%
                                             --------------------------------------------------------
  Net Expenses                                    .50%        .51%        .51%        .53%        .54%
                                             --------------------------------------------------------
  Net Investment Income                           .32%        .37%        .59%        .54%       1.04%
                                             --------------------------------------------------------
Portfolio Turnover Rate                            55%         57%         64%         63%         39%
                                             --------------------------------------------------------
Net Assets, End of Year (in millions)        $2,370.3    $1,546.4    $1,317.5    $1,573.4    $1,122.4
                                             --------------------------------------------------------

1) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Genesis Portfolio

                                                              Year Ended August 31,
                                               2000        1999        1998        1997        1996
                                             --------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(1)                               .76%        .75%        .72%        .77%        .85%
                                             --------------------------------------------------------
  Net Expenses                                    .75%        .75%        .72%(2)      .77%(2)      .85%(2)
                                             --------------------------------------------------------
  Net Investment Income                           .43%       1.02%       1.13%        .32%        .27%
                                             --------------------------------------------------------
Portfolio Turnover Rate                            38%         33%         18%         18%         21%
                                             --------------------------------------------------------
Net Assets, End of Year (in millions)        $1,851.1    $1,751.1    $1,812.4    $1,083.7      $259.9
                                             --------------------------------------------------------

1) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Had the investment manager not waived a portion of the management fee, the annualized ratios of net expenses to average daily net assets would have been:

                                          YEAR ENDED AUGUST 31,
                                       1998        1997        1996
---------------------------------------------------------------------
Net Expenses                           .74%        .87%        .95%

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Guardian Portfolio

                                                              Year Ended August 31,
                                               2000        1999        1998        1997        1996
                                             --------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                             .47%        .46%        .46%        .46%        .46%
                                             --------------------------------------------------------
    Net Expenses                                  .47%        .46%        .46%        .46%        .46%
                                             --------------------------------------------------------
    Net Investment Income                        1.01%       1.06%        .92%        .89%       1.72%
                                             --------------------------------------------------------
Portfolio Turnover Rate                            83%         73%         60%         50%         37%
                                             --------------------------------------------------------
Net Assets, End of Year (in millions)        $3,839.9    $4,723.7    $5,787.8    $8,758.2    $6,232.5
                                             --------------------------------------------------------

1) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                                                          Year Ended August 31,
                                               2000       1999      1998      1997      1996
                                             ------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                             .55%      .58%      .57%      .59%      .58%
                                             ------------------------------------------------
    Net Expenses                                  .55%      .58%      .57%      .59%      .58%
                                             ------------------------------------------------
    Net Investment Income (Loss)                 (.14%)    (.08%)    (.05%)     .20%      .13%
                                             ------------------------------------------------
Portfolio Turnover Rate                           105%      115%       90%       89%       53%
                                             ------------------------------------------------
Net Assets, End of Year (in millions)        $1,321.8    $612.9    $523.4    $621.7    $567.4
                                             ------------------------------------------------

1) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Millennium Portfolio

                                                               Period from
                                             Year Ended    October 20, 1998 (1)
                                             August 31,       to August 31,
                                                2000               1999
                                             ----------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                             .93%             1.20%(3)
                                             ----------------------------------
    Net Expenses                                  .92%             1.19%(3)
                                             ----------------------------------
    Net Investment Loss                          (.48%)            (.67%)(3)
                                             ----------------------------------
Portfolio Turnover Rate                           176%              208%
                                             ----------------------------------
Net Assets, End of Year (in millions)          $335.6             $68.2
                                             ----------------------------------

1) The date investment operations commenced.

2) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Partners Portfolio

                                                              Year Ended August 31,
                                               2000        1999        1998        1997        1996
                                             --------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                             .48%        .47%        .47%        .48%        .51%
                                             --------------------------------------------------------
    Net Expenses                                  .48%        .47%        .47%        .48%        .51%
                                             --------------------------------------------------------
    Net Investment Income                         .96%       1.29%       1.11%       1.05%       1.26%
                                             --------------------------------------------------------
Portfolio Turnover Rate                            95%        132%        109%         77%         96%
                                             --------------------------------------------------------
Net Assets, End of Year (in millions)        $2,874.1    $3,768.7    $3,581.3    $3,575.6    $1,999.6
                                             --------------------------------------------------------

1) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                                                         Year Ended August 31,
                                              2000      1999      1998      1997      1996
                                             ----------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                           .64%      .59%      .60%      .63%      .65%
                                             ----------------------------------------------
    Net Expenses                                .64%      .59%      .60%      .63%      .65%
                                             ----------------------------------------------
    Net Investment Income                       .48%      .63%      .92%     1.08%     1.02%
                                             ----------------------------------------------
Portfolio Turnover Rate                          76%       53%       47%       51%       53%
                                             ----------------------------------------------
Net Assets, End of Year (in millions)        $136.9    $397.1    $282.9    $256.3    $158.5
                                             ----------------------------------------------

1) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

                 (This page has been left blank intentionally.)

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger Berman Manhattan Portfolio,
Neuberger Berman Millennium Portfolio, and
Neuberger Berman Socially Responsive Portfolio

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger Berman Manhattan Portfolio, Neuberger Berman Millennium Portfolio, and Neuberger Berman Socially Responsive Portfolio (collectively, the "Portfolios") at August 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 9, 2000

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees
Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger Berman Focus Portfolio
Neuberger Berman Genesis Portfolio
Neuberger Berman Guardian Portfolio and
Neuberger Berman Partners Portfolio

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Neuberger Berman Focus Portfolio, Neuberger Berman Genesis Portfolio, Neuberger Berman Guardian Portfolio, and Neuberger Berman Partners Portfolio, four of the series constituting Equity Managers Trust (the "Trust"), as of August 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Equity Managers Trust at August 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts                                      /s/ ERNST & YOUNG LLP
October 2, 2000

OTHER INFORMATION

DIRECTORY
INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Institutional Services
605 Third Avenue 2nd Floor
New York, NY 10158-0180

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

INDEPENDENT ACCOUNTANTS/AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

OFFICERS AND TRUSTEES
Peter E. Sundman
 CHAIRMAN OF THE BOARD AND TRUSTEE
Michael M. Kassen
 PRESIDENT AND TRUSTEE
Faith Colish
 TRUSTEE
Howard A. Mileaf
 TRUSTEE
Edward I. O'Brien
 TRUSTEE
John P. Rosenthal
 TRUSTEE
Cornelius T. Ryan
 TRUSTEE
Gustave H. Shubert
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY

-C- 2000 Neuberger Berman Management Inc.

                         Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.




              NEUBERGER BERMAN

                         NEUBERGER BERMAN MANAGEMENT INC.
                         605 Third Avenue 2nd Floor
                         New York, NY 10158-0180
                         SHAREHOLDER SERVICES
                         800.877.9700
                         INSTITUTIONAL SERVICES
                         800.366.6264
                         www.nbfunds.com



                         [GRAPHIC] A0087 10/00




                             Kirkpatrick & Lockhart
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036




                                October 27, 2000


VIA EDGAR
---------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:      NEUBERGER BERMAN EQUITY ASSETS:
                  Neuberger Berman Focus Assets
                  Neuberger Berman Genesis Assets
                  Neuberger Berman Guardian Assets
                  Neuberger Berman Manhattan Assets
                  Neuberger Berman Millennium Assets
                  Neuberger Berman Partners Assets
                  Neuberger Berman Socially Responsive Assets
                  1933 Act File No. 33-82568
                  1940 ACT FILE NO. 811-8106
                  --------------------------


Dear Sir or Madam:

         Transmitted herewith for filing is the Annual Report to Shareholders of the above-referenced series of Neuberger Berman Equity Assets for the period ended August 31, 2000. This filing is being made pursuant to Section 30(b)(2) of the Investment Company Act of 1940, as amended, and Rule 30b2-1 thereunder.

         If you should have any questions regarding this filing, please contact the undersigned at (202) 778-9223.

                                                 Sincerely,


                                                 /s/ Fatima Sulaiman
                                                 -------------------
                                                 Fatima Sulaiman

Enclosures